UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.        )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under to §240.14a-12

INTERNATIONAL TOWER HILL MINES LTD.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

INTERNATIONAL TOWER HILL MINES LTD.

SUITE 1570, 200 BURRARD STREET VANCOUVER, BC V6C 3L6

TEL: 604-683-6332

FAX: 604-408-7499

NOTICE OF 2026 ANNUAL GENERAL MEETING OF SHAREHOLDERS

To Be Held May 27, 2026

To the Shareholders of INTERNATIONAL TOWER HILL MINES LTD.:

NOTICE IS HEREBY GIVEN that the 2026 Annual General Meeting (the “Meeting”) of the shareholders of International Tower Hill Mines Ltd. (the “Company”) will be held at the offices of McCarthy Tetrault LLP, Suite 2400 - 745 Thurlow Street, Vancouver, British Columbia, on Wednesday, May 27, 2026, at 9:30 a.m. (Pacific Daylight Time), for the following purposes:

1.	To receive the audited consolidated financial statements of the Company for the fiscal year ended December 31, 2025 (with comparative statements relating to the preceding fiscal period) together with the report of the auditor thereon;

2.	To fix the number of directors of the Company at seven;

3.	To elect each of the seven persons named in the Company’s Information Circular/Proxy Statement as directors of the Company, to hold office until the Company’s next annual general meeting of shareholders or until such director’s successor is elected and qualified;

4.	To appoint Davidson & Company LLP as auditors/independent registered public accountants of the Company for the fiscal year ending December 31, 2026 and to authorize the Company’s board of directors to fix the auditors’ remuneration;

5.	To conduct an advisory vote on the compensation of the named executive officers;

6.	To conduct an advisory vote on the frequency of shareholders’ votes on executive compensation; and

7.	To transact any other business that may properly come before the Meeting and any postponements or adjournments thereof.

The Company has fixed the close of business on April 8, 2026 as the record date for the determination of shareholders who are entitled to receive notice of, and to vote at, the Meeting. The transfer books of the Company will not be closed. Only shareholders of record as of the close of business on April 8, 2026 are entitled to receive notice of and to vote at the Meeting and any postponements or adjournments thereof. The accompanying Information Circular/Proxy Statement provides additional information relating to the matters to be dealt with at the Meeting and is incorporated into this notice. It is important that your Common Shares are represented and voted at the Meeting. For that reason, whether or not you expect to attend in person, please vote your Common Shares by mail, telephone or through the Internet as detailed in the Information Circular/Proxy Statement, Notice and Access Notice and Proxy/Voting Instruction Form.

Shareholders are strongly encouraged to vote their Common Shares in advance of the Meeting. Instructions for voting your Common Shares in advance of the Meeting by mail, telephone or through the Internet are detailed in the accompanying Information Circular/Proxy Statement. Shareholders who wish to observe proceedings at the Meeting will be able to join the Meeting in person or by conference call at (844) 662-0632 or +1 437-703-4646, conference ID 884046163#. The only matters addressed at the Meeting will be the formal business of the Meeting described in this Notice. There will not be a follow-up corporate presentation or question period provided by management or the Chair of the Board.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Debbie Evans
Debbie Evans, Corporate Secretary

Vancouver, British Columbia, Canada
April 8, 2026

Important Notice Regarding the Availability of Proxy Materials

for the Annual General Meeting of Shareholders to be Held on May 27, 2026:

The Proxy Statement and 2025 Annual Report to Shareholders are available at the Company’s website: www.ithmines.com

INTERNATIONAL TOWER HILL MINES LTD.

INFORMATION CIRCULAR/PROXY STATEMENT

INTERNATIONAL TOWER HILL MINES LTD.

SUITE 1570, 200 BURRARD STREET VANCOUVER, BC V6C 3L6

TEL: 604-683-6332

FAX: 604-408-7499

INFORMATION CIRCULAR/PROXY STATEMENT

2026 Annual General Meeting

(Information is as at April 8, 2026 except as indicated)

This information circular/proxy statement (“Proxy Statement”) is furnished in connection with the solicitation of proxies on behalf of management and by the board of directors (the “Board”) of INTERNATIONAL TOWER HILL MINES LTD. (the “Company”) for use at the 2026 Annual General Meeting of Shareholders (the “Meeting”) to be held at the offices of McCarthy Tetrault LLP, Suite 2400 - 745 Thurlow Street, Vancouver, British Columbia, on Wednesday, May 27, 2026, at the hour of 9:30 a.m. (Pacific Daylight Time), or any postponement or adjournment thereof, for the purposes set forth in the accompanying Notice of Meeting. This Proxy Statement and the accompanying proxy/voting instruction form are first being sent to shareholders beginning on or about April 17, 2026.

All dollar amounts used herein are in U.S. dollars unless otherwise noted. References to C$ or CAD represent amounts denominated in Canadian dollars.

At the Meeting, shareholders will vote on the following matters, as well as any other business properly brought before the Meeting:

●	Proposal One: To fix the number of directors for the time being at seven. The Board recommends a vote FOR this proposal.

●	Proposal Two: To elect as directors of the Company each of the seven nominees named in this Proxy Statement. The Board recommends a vote FOR each of these nominees.

●	Proposal Three: To appoint Davidson & Company LLP as the Company’s auditors/independent registered public accountants for the fiscal year ending December 31, 2026 and to authorize the Board to fix the auditors’ remuneration. The Board recommends a vote FOR this proposal.

●	Proposal Four: To provide advisory approval of the compensation of the Company’s named executive officers. The Board recommends a vote FOR this proposal.

●	Proposal Five: To conduct an advisory vote on the frequency of shareholders’ votes on executive compensation. The Board recommends a vote for conducting future advisory votes every ONE (1) year.

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VOTING AT THE ANNUAL GENERAL MEETING

The only voting securities of the Company are its common shares without par value (the “Common Shares”). Only holders of record of Common Shares at the close of business on April 8, 2026 (the “Record Date”), the date selected as the record date by the Board, are entitled to receive notice of, and to vote at, the Meeting. The holders of Common Shares are entitled to one vote per share on each matter submitted to a vote of the shareholders. The Common Shares will vote together as a single class on all matters to be considered at the Meeting. At the close of business on April 8, 2026, 261,637,473 Common Shares were outstanding and entitled to vote.

On a show of hands, every individual who is present as a registered shareholder, or as a duly appointed representative of one or more registered corporate shareholders, will have one vote. On a poll, every registered shareholder present in person or represented by a validly appointed proxyholder, and every person who is a duly appointed representative of one or more corporate registered shareholders, will have one vote for each Common Share registered in the name of the applicable shareholder on the list of shareholders, which is available for inspection during normal business hours at Computershare Investor Services Inc. and will be available at the Meeting.

A quorum for the transaction of business at the Meeting or any adjournment or postponement thereof is two persons who are, or who represent by proxy, shareholders who, in the aggregate, hold at least 5% of the issued and outstanding Common Shares. Abstentions and broker non-votes are counted as present to determine whether there is a quorum for the Meeting. A broker non-vote occurs if a shareholder does not provide the record holder of their shares (usually a bank, broker, or other nominee) with voting instructions on a matter and the record holder does not have discretionary voting authority to vote on the matter without instructions from such shareholder.

Subject to the Company’s Majority Voting in Director Elections Policy (see “Statement of Corporate Governance Practices – Majority Voting Policy” on page 17):

(a)	if the number of directors fixed for the time being by the shareholders is the same as the number of nominees standing for election as a director, a nominee is elected as a director by virtue of receiving at least one vote “For”; and

(b)	if the number of directors fixed for the time being by the shareholders is less than the number of nominees standing for election as a director, then the number of nominees equal to the number of directors fixed for the time being who receive the highest proportion of votes cast will be elected as directors.

With respect to fixing the number of directors (Proposal One), a simple majority (50% +1) of the votes eligible to vote at the Meeting and actually voted on the proposal is required to approve the matter.

The allowable votes with respect to the election of directors (Proposal Two) are “For” and “Withhold.” “Withhold” votes are only relevant in connection with the Company’s Majority Voting in Director Elections Policy (see “Statement of Corporate Governance Practices – Majority Voting Policy” on page 17). Directors are elected individually, and cumulative voting is not permitted in the election of directors.

With respect to the appointment of the auditors (Proposal Three), the allowable votes are “For” and “Withhold.” “Withhold” votes do not represent “Against” votes. Accordingly, a single vote “For” will be sufficient to appoint Davidson & Company LLP, who is proposed by the Company’s Audit Committee for appointment, as the Company’s auditors/independent registered public accountants for the fiscal year ending December 31, 2026.

With respect to the advisory vote on the compensation of the named executive officers (Proposal Four) and the advisory vote on the frequency of shareholders’ votes on executive compensation (Proposal Five), a simple majority (50% +1) of the votes eligible to vote at the Meeting and actually voted on the proposal is required to approve the matter. If none of the frequency alternatives with respect to Proposal Five (one year, two years or three years) receives a majority vote, we will consider the frequency that receives the highest number of votes by shareholders to be the frequency that has been selected by our shareholders.

For all proposals, abstentions and broker non-votes will be counted as present at the Meeting but will not be counted as votes cast and will not have any effect on the outcome of these matters.

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The holders of Common Shares are not entitled to appraisal or dissenters’ rights with respect to any of the matters to be considered at the Meeting.

REVOCABILITY OF PROXY

In addition to revocation in any other manner permitted by law, you may revoke an executed and deposited proxy by (a) except to the extent otherwise noted on such later proxy, signing a new proxy bearing a later date and depositing it at the place and within the time required for the deposit of proxies, (b) signing and dating a written notice of revocation (in the same manner as a proxy is required to be executed, as set out in the notes to the proxy) and either depositing it at the place and within the time required for the deposit of proxies or with the Chair of the Meeting on the day of the Meeting prior to the commencement of the Meeting, or (c) registering with the scrutineer at the Meeting as a registered shareholder present in person and indicating you wish to revoke any previously deposited proxy, whereupon any proxy you have previously executed and deposited will be deemed to have been revoked.

Only registered shareholders have the right to revoke a proxy. If you are not a registered shareholder and you wish to change your vote, you must, at least seven days before the Meeting, arrange for the intermediary which holds your Common Shares to revoke the proxy given by them on your behalf.

A revocation of a proxy does not affect any matter on which a vote has been taken prior to the revocation of such proxy.

PERSONS MAKING THE SOLICITATION AND SOLICITATION COSTS

The enclosed proxy is solicited by management of the Company and the Board. Solicitations will be made by mail and possibly supplemented by telephone or other personal contact to be made, without special compensation, by the Company’s officers or employees. The Company may reimburse shareholders’ nominees or agents (including brokers holding shares on behalf of clients) for their reasonable out-of-pocket expenses incurred in forwarding proxy materials and obtaining authorization from their principals to execute proxies. No solicitation will be made by specifically engaged employees or soliciting agents. Except as detailed under “Non-Registered Shareholders” below, all costs of the solicitation of proxies will be borne by the Company. None of the directors have advised that they intend to oppose any action intended to be taken by the Company as set forth in this Proxy Statement.

The contents and the sending of this Proxy Statement have been approved by the Board.

PROXY INSTRUCTIONS

All of the persons named as proxyholders in the accompanying proxy are current directors or officers of the Company. If a shareholder wishes to appoint some other person (who need not be a shareholder) to represent that shareholder at the Meeting, the shareholder may do so either by (i) striking out the printed names and inserting the desired person’s name in the blank space provided in the proxy or (ii) completing another proper proxy and, in either case, delivering the completed and executed proxy to the Company’s transfer agent, Computershare Investor Services Inc., Proxy Dept., 320 Bay Street, 14th Floor, Toronto, Ontario, Canada M5H 4A6, by not later than 9:30 a.m. (Pacific Daylight Time) on Monday, May 25, 2026 or, in the event the Meeting is postponed or adjourned, not less than two business days prior to the day set for the recommencement of such postponed or adjourned Meeting. Proxies delivered after such times will not be accepted or acted upon.

To be valid, the proxy must be dated and be signed by the shareholder or by a duly appointed attorney for such shareholder, or, if the shareholder is a corporation, it must either be under its common seal or signed by a duly authorized officer. If a proxy is signed by a person other than the registered shareholder, or by an officer of a registered corporate shareholder, the Chair of the Meeting may require evidence of the authority of such person to sign before accepting such proxy.

THE SHARES REPRESENTED BY A PROXY WILL BE VOTED OR WITHHELD FROM VOTING BY THE PROXYHOLDER IN ACCORDANCE WITH THE INSTRUCTIONS OF THE PERSON APPOINTING THE PROXYHOLDER ON ANY BALLOT THAT MAY BE CALLED FOR AND, IF A CHOICE HAS BEEN SPECIFIED WITH RESPECT TO ANY MATTER TO BE ACTED UPON, THE SHARES WILL BE VOTED ACCORDINGLY.

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If a choice with respect to any proposal is not specified or if more than one choice has been specified for the same proposal, the person appointed proxyholder will vote the securities represented by the proxy as recommended by the Board. These recommendations are: FOR fixing the number of directors at seven, FOR the election of all the nominees for director named in this Proxy Statement, FOR the appointment of Davidson & Company LLP as the Company’s auditor/independent registered public accountants for the fiscal year ending December 31, 2026, FOR approval, on a non-binding advisory basis, of the compensation of the named executive officers and FOR, on a non-binding advisory basis, conducting future advisory votes every ONE (1) year.

The enclosed proxy, when properly completed and delivered and not revoked, confers discretionary authority upon the person(s) appointed proxyholder(s) thereunder to vote with respect to any amendments or variations of matters identified in the Notice of Meeting or any other matters which may properly come before the Meeting. At the time of the printing of this Proxy Statement, the Company knows of no such amendment, variation or other matter which may be presented to the Meeting.

NON-REGISTERED SHAREHOLDERS

The information set out in this section is important to many shareholders as a substantial number of shareholders do not hold their Common Shares in their own name.

Only registered shareholders or duly appointed proxyholders for registered shareholders are permitted to vote at the Meeting. Most of the shareholders of the Company are “non-registered” shareholders because the Common Shares they own are not registered in their names but are instead registered in the name of (or the name of a nominee of) the brokerage firm, bank, or trust company through which they purchased the Common Shares. More particularly, a person is not a registered shareholder in respect of Common Shares which are held on behalf of that person (the “Non-Registered Holder”) but which are registered either (a) in the name of an intermediary (the “Intermediary”) that the Non-Registered Holder deals with in respect of the Common Shares (Intermediaries include, among others, banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered RRSPs, RRIFs, RESPs and similar plans) or (b) in the name of a clearing agency (such as The Canadian Depository for Securities Limited in Canada or Depositary Trust and Clearing Corporation in the United States) of which the Intermediary is a participant. In accordance with the “Notice and Access” provisions of National Instrument 54-101 Communication with Beneficial Owners of Securities of a Reporting Issuer of the Canadian Securities Administrators, the Company has distributed Proxies/Voting Instruction Forms together with a notice with information on how Non-Registered Holders may access the Notice of Meeting and Proxy Statement electronically (collectively referred to as the “Meeting Materials”) to the clearing agencies and Intermediaries for onward distribution to Non-Registered Holders.

Intermediaries are required to forward the Meeting Materials to Non-Registered Holders unless a Non-Registered Holder has waived the right to receive them. Very often, Intermediaries will use third-party independent service companies to forward the Meeting Materials to Non-Registered Holders. Generally, if you are a Non-Registered Holder and you have not waived the right to receive the Meeting Materials you will either:

(a)	be given a form of proxy which has already been signed by the Intermediary (typically by a facsimile, stamped signature) which is restricted to the number of Common Shares beneficially owned by you, but which is otherwise not complete. Because the Intermediary has already signed the proxy, this proxy is not required to be signed by you when submitting it. In this case, if you wish to submit a proxy you should otherwise properly complete the executed proxy provided and deposit it with the Company’s Registrar and Transfer Agent, Computershare Investor Services Inc., as provided above; or

(b)	more typically, be given a voting instruction form which is not signed by the Intermediary and which, when properly completed and signed by the Non-Registered Holder and returned to the Intermediary or its service company, will constitute voting instructions (often called a “proxy authorization form” or “voting instruction form”) which the Intermediary must follow. Typically, the proxy authorization form will consist of a one-page pre-printed form. Sometimes, instead of the one-page pre-printed form, the proxy authorization form will consist of a regular printed proxy accompanied by a page of instructions that contains a removable label containing a bar-code and other information. In order for the proxy to validly constitute a proxy authorization form, the Non-Registered Holder must remove the label from the instructions and affix it to the proxy, properly complete and sign the proxy and return it to the Intermediary or its service company (not the Company or Computershare Investor Services Inc.) in accordance with the instructions of the Intermediary or its service company.

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In either case, the purpose of this procedure is to permit Non-Registered Holders to direct the voting of the Common Shares that they beneficially own. If you are a Non-Registered Holder and you wish to vote at the Meeting in person as proxyholder for the Common Shares owned by you, you should strike out the names of the management-designated proxyholders named in the proxy authorization form or voting instruction form and insert your name in the blank space provided. In either case, you should carefully follow the instructions of your Intermediary, including when and where the proxy authorization form or voting instruction form is to be delivered.

The Meeting Materials are being sent to both registered shareholders and Non-Registered Holders who have not objected to the Intermediary through which their Common Shares are held disclosing ownership information about themselves to the Company (“NOBOs”). If you are a NOBO, and the Company or its agent has sent these materials to you, your name and address and information about your holdings of securities have been obtained in accordance with applicable securities regulatory requirements from the Intermediary on your behalf.

If you are a Non-Registered Holder who has objected to the Intermediary through which your Common Shares are held disclosing ownership information about you to the Company (an “OBO”), you should be aware that the Company does not intend to pay for Intermediaries to forward the Meeting Materials, including proxies or voting information forms, to OBOs and therefore an OBO will not receive the Meeting Materials unless that OBO’s Intermediary assumes the cost of delivery.

DELIVERY OF SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission (the “SEC”) has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement and annual report addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies. A number of brokers with account holders who are Company shareholders may be householding our proxy materials, to the extent such shareholders have given their prior express or implied consent in accordance with SEC rules. A single set of Meeting Materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker or the Company that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent, which is deemed to be given unless you inform the broker or Company otherwise when you receive the original notice of householding. If, at any time, you no longer wish to participate in householding and would prefer to receive separate proxy materials, please notify your broker or the Company to discontinue householding and direct your written request to receive a separate set of Meeting Materials to the Company at: International Tower Hill Mines Ltd., Suite 1570 – 200 Burrard Street, Vancouver, British Columbia, Canada, V6C 3L6, or by calling 604-683-6332, and we will promptly deliver a separate set of Meeting Materials per your request. Shareholders who currently receive multiple copies of the Meeting Materials at their address and would like to request householding of their communications should contact their broker or the Company using the information provided above.

INTEREST OF CERTAIN PERSONS OR COMPANIES IN MATTERS TO BE ACTED UPON

Other than as disclosed elsewhere in this Proxy Statement, no director or executive officer, no proposed nominee for election as a director, no person who has been a director or executive officer since the commencement of the Company’s last financial year and no associate or affiliate of any of the foregoing persons has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Meeting.

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PROPOSAL ONE – FIXING NUMBER OF DIRECTORS

The business and affairs of the Company are managed under the direction of the Board. Following the appointment of Andrew Cole to the Board on April 1, 2026, the Board is currently comprised of seven members. Each of the current directors is standing for re-election at the Meeting.

As the number of directors is currently fixed at six, management intends to place before the meeting for approval, with or without modification, Proposal One, being a resolution fixing the number of directors for the time being at seven. It is therefore anticipated that there will be seven directors to be elected at the Meeting.

Vote Required for Approval

The affirmative vote of a simple majority (50% +1) of the votes eligible to vote at the Meeting and actually voted on the proposal is required to fix the number of directors for the time being at seven. The allowable votes with respect to Proposal One are “For,” “Against” and “Withhold”. Abstentions and broker non-votes are not relevant to and will have no effect on Proposal One.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL ONE.

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PROPOSAL TWO – ELECTION OF DIRECTORS

The directors of the Company are elected at each annual general meeting of shareholders to hold office until the next annual general meeting of shareholders or until their successors are duly elected or appointed, unless their office is earlier vacated in accordance with the Business Corporations Act (British Columbia) (“BCBCA”). Since the 2025 Annual General Meeting of Shareholders, no fees have been paid to any third party to identify or evaluate a potential director nominee.

Information concerning the nominees for election as directors is set forth below under “Directors and Officers – Nominees for the Board.” In the absence of instructions to the contrary, the Common Shares represented by proxies will be voted FOR each of the nominees listed below. Management does not contemplate that any of the nominees will be unable to serve as a director. All nominees are current directors of the Company.

Vote Required for Approval

Subject to the Company’s Majority Voting in Director Elections Policy (see “Statement of Corporate Governance Practices – Majority Voting Policy” on page 17):

(a)	if the number of directors fixed for the time being by the shareholders is the same as the number of nominees standing for election as a director, a nominee is elected as a director by virtue of receiving at least one vote “For”; and

(b)	if the number of directors fixed for the time being by the shareholders is less than the number of nominees standing for election as a director, then the number of nominees equal to the number of directors fixed for the time being who receive the highest proportion of votes cast will be elected as directors.

The allowable votes with respect to the election of directors (Proposal Two) are “For” and “Withhold”. “Withhold” votes are only relevant in connection with the Company’s Majority Voting in Director Elections Policy (see “Statement of Corporate Governance Practices – Majority Voting Policy” on page 17). Directors are elected individually, and cumulative voting is not permitted in the election of directors. Abstentions and broker non-votes are not relevant to and will have no effect on this proposal regarding the election of directors.

The director nominees are Dr. Edel Tully and Messrs. Andrew Cole, Anton Drescher, Karl Hanneman, Stuart Harshaw, Marcelo Kim, and Thomas Weng.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE DIRECTOR NOMINEES.

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DIRECTORS AND OFFICERS

The following table sets forth certain information with respect to current directors and executive officers of the Company as of April 8, 2026.

Name and Residence	Age	Position	Director Since	Current or Former Public Company Directorships	Stock Exchange
Andrew Cole Nevada, USA	62	Director	April 1, 2026	Perpetua Resources Corp. (current)	TSX, Nasdaq
Anton Drescher British Columbia, Canada	69	Director	October 1, 1991

CENTR Brands Corp. (current)

Oculus Inc. (current)
Xiana Mining Inc. (current)

ZEB Nickel Corp. (formerly Blue Rhino Capital Corp.) (former)

Corvus Gold Inc (former)

TinOne Resources Inc. (formerly Lamaska Capital Corp.) (former)

					CSE TSXV, OTC Bulletin Board TSXV (suspended) TSXV TSX, Nasdaq TSXV
Stuart Harshaw Ontario, Canada	58	Director	April 1, 2018	Nickel Creek Platinum Corp. (current) Platinum Group Metals Ltd. (current) Constantine Metal Resources Ltd. (former) FPX Nickel Corp. (former)	TSX TSX, NYSE American TSXV TSXV
Marcelo Kim New York, USA	39	Director (Chair)	December 28, 2016	Perpetua Resources Corp. (formerly Midas Gold Corp.) (current)	TSX, Nasdaq
Edel Tully Dublin, Ireland	46	Director	June 18, 2023	N/A	N/A
Thomas Weng New Jersey, USA	57	Director (Lead Independent Director)	August 5, 2013	Hycroft Mining Holding Corp. (chair) (current) Jaguar Mining Inc. (current)	Nasdaq TSX
Karl Hanneman Alaska, USA	68	Director & CEO	May 30, 2018	Northrim BanCorp, Inc. (current) Gatos Silver, Inc. (former)	Nasdaq NYSE, TSX
David Cross British Columbia, Canada	50	CFO	N/A	Aloro Mining Corp. (current) New Target Mining Corp. (former) Advantage Lithium Corp. (former) Supreme Critical Metals Inc. (formerly Victory Resources Corp.) (former)	TSXV TSXV TSXV CSE

Nominees for the Board:

The directors of the Company are elected at each annual general meeting of shareholders and hold office until the next annual general meeting of shareholders or until their successors are duly elected or appointed, unless their office is earlier vacated in accordance with the BCBCA. The following is a brief biographical description of each director nominee, which includes a discussion of the skills and attributes of each director nominee, and that, in part, led the Corporate Governance and Nominating Committee (“CGNC”) to conclude that such nominee should serve, or continue to serve, as applicable, as a member of the Board. All nominees are current directors standing for re-election to the Board.

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Pursuant to an Investor Rights Agreement dated December 28, 2016 between Paulson & Co. Inc. (“Paulson”) and the Company (“IRA”), the Company has agreed that, so long as Paulson, together with its affiliates, owns in the aggregate 20% or more of the issued and outstanding Common Shares, Paulson is entitled to designate two nominees for election to the Board. Paulson and its affiliates currently own 99,573,038 Common Shares in the aggregate, representing approximately 38.07% of the currently outstanding Common Shares, and is therefore entitled to nominate two persons for election to the Board. Paulson has determined to nominate Marcelo Kim, the current Chair of the Board, for re-election to the Board.

Andrew Cole – Mr. Cole has over 35 years of experience in the metals and mining industry including substantial expertise in the processing of refractory ore, having been General Manager at Barrick Gold’s Goldstrike Mine from December 2016 until June 2020. Since January 2021, Mr. Cole has led a consulting practice and has experience supporting an emerging gold producer through the successful development of its processing strategy and the restart of its autoclave facility in Nevada. He previously served as General Manager of the Donlin Gold Project in Alaska from October 2011 until December 2015, where he secured the Donlin Gold Project’s major permits, including its Final Record of Decision. Prior to that, he served as Executive Director of Barrick Gold’s United States Operations. Mr. Cole holds a Bachelor of Science Degree in Material Sciences and Engineering from the University of Arizona and he received his MBA from the University of Nevada. The CGNC recommended that the Company nominate Mr. Cole for re-election to the Board due to his extensive mining industry experience including operations and metallurgical processing experience

Anton Drescher – Mr. Drescher has been a Chartered Professional Accountant, Certified Management Accountant since 1981. He is currently involved with three public companies in addition to International Tower Hill Mines Ltd., including as: a director (since 1996) and Chief Financial Officer (since 2012) of Xiana Mining Inc., a public mineral exploration company currently suspended from listing on the TSXV; the Chief Financial Officer and director (since 1994) of Oculus Inc. (formerly Oculus VisionTech Inc.), a public company involved in data privacy and security listed on the TSXV and the OTC Bulletin Board; and a director (since 2014) of CENTR Brands Corp., a public company listed on the CSE. He was also a director of ZEB Nickel Corp. (formerly Blue Rhino Capital Corp.) (from 2020 – 2023), a public company listed on the TSXV; Corvus Gold Inc. (from 2010 – 2022), a mineral exploration company previously listed on the TSX and Nasdaq, and Lamaska Capital Corp. (from 2019 – 2021), a public company listed on the TSXV. Mr. Drescher is also the President (since 1979) of Westpoint Management Consultants Limited, a private company engaged in tax and accounting consulting for business reorganizations, and the President (since 1998) of Harbour Pacific Capital Corp., a private company involved in regulatory filings for businesses in Canada. The CGNC recommended that the Company nominate Mr. Drescher for re-election to the Board due to his significant financial and accounting experience, together with his director experience with other mining and mineral exploration companies.

Karl Hanneman – Mr. Hanneman has been the Chief Executive Officer of the Company since January 31, 2017 and a director since May 30, 2018. Prior to that he was the Chief Operating Officer of the Company since March 26, 2015 and was, since May 2010, the General Manager for the Company’s Livengood Gold Project (the “Livengood Gold Project”), during which time he was responsible for assembling the Alaska team. Mr. Hanneman has more than 40 years of Alaska-based mining industry experience including 12 years for Teck Resources Limited, where he served as Alaska Regional Manager throughout the period of underground exploration, feasibility study, project design, and permitting at the Pogo Mine, and then as Director, Corporate Affairs, Alaska for Teck, serving as the senior corporate representative in Alaska supporting both the Red Dog and Pogo Mines. Mr. Hanneman has been involved in industry leadership positions throughout his career as President, Council of Alaska Producers; President, Alaska Miners Association; Governor’s appointee to the Alaska Minerals Commission; Director, Resource Development Council; and Director, Fairbanks Chamber of Commerce. Mr. Hanneman is a director of Northrim BanCorp, Inc. (since 2014) and a former director of Gatos Silver, Inc. (2020-2025). Mr. Hanneman has a Bachelor of Science Degree in Mining Engineering, magna cum laude, from the University of Alaska. The CGNC recommended that the Company nominate Mr. Hanneman for re-election to the Board due to his knowledge of the Company and the Livengood Gold Project and his extensive experience with other mining and mineral exploration companies.

Stuart Harshaw – Mr. Harshaw is a seasoned mining executive with over 35 years’ experience. Mr. Harshaw is currently President and CEO of Nickel Creek Platinum (since 2020), a junior mining company with a nickel-copper-PGM property in the Yukon, Canada. Mr. Harshaw currently works as President of Stuart Harshaw Consulting since January 2018 and previously worked as Vice-President Ontario Operations with Vale (from January 2016 – October 2017) where he was responsible for the Base Metal operations in Ontario, which includes 6 mines, a mill, smelter, nickel refinery, cobalt refinery, precious metal refinery and hydroelectric production facilities. Previously, he was Vice-President, Marketing & Sales, Base Metals for Vale International, where he was responsible for the marketing and sales of base metals in the Asia Pacific region and the management of nickel refineries in Asia, specifically in Japan, China, Taiwan, and a joint venture in Korea. Mr. Harshaw earned a Bachelor of Science in Metallurgical Engineering from Queen’s University and an MBA from Laurentian University. The CGNC recommended that the Company nominate Mr. Harshaw for election to the Board due to his extensive executive experience and experience with other mining and mineral exploration companies.

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Marcelo Kim – Mr. Kim has been a Partner at Paulson since 2011, where he oversees natural resource investments, specializing in gold, base metals, bulk commodities, and oil & gas. Prior to that, commencing in 2009, he was a generalist analyst covering event arbitrage investment opportunities across broad sectors and capital structures. Mr. Kim is chairman of the board of Perpetua Resources. He graduated from Yale University, where he received his Bachelor of Arts in Economics with honors. Mr. Kim has served as Chair of the Board since his appointment in December 2016 and is nominated for election to the Board by Paulson under the IRA. Mr. Kim’s extensive experience in the gold industry and position with Paulson, the Company’s largest shareholder, enable him to provide valuable counsel to the Company.

Edel Tully – Dr. Tully is a business leader with 20 years of experience in the precious metals market. She is currently the Director of Financial Services at the London Bullion Market Association (LBMA), a position that she has held since October 2020. Prior to her time at LBMA, Dr. Tully spent 10 years at UBS where she was most recently Managing Director, Global Head Precious Metal Sales and prior to that as Head of Precious Metals Research. Before UBS, Dr. Tully was Head of Precious Metals Research at Mitsui and Co. Precious Metals, Inc. Dr. Tully has a PhD from Trinity College Dublin (2006), awarded for her thesis “A Tripartite Investigation of the Gold Market: Pricing Influences, Intraday Patterns and Daily Seasonality”. She has been a frequent conference speaker and media guest and is highly respected as a precious metals industry expert. The CGNC recommended that the Company nominate Dr. Tully for re-election to the Board due to her extensive gold market experience.

Thomas Weng – Mr. Weng has more than 30 years of experience in the financial services sector. Mr. Weng is currently Co-Founding Partner with Alta Capital Partners, a provider of advisory and consulting services (since February 2011). From February 2007 to January 2011, Mr. Weng was a Managing Director at Deutsche Bank and Head of Equity Capital Markets for Metals and Mining throughout the Americas and Latin America, across all industry segments. Prior to 2007, Mr. Weng held various senior positions at Pacific Partners, an alternative investment firm, Morgan Stanley and Bear Stearns. Mr. Weng graduated from Boston University with a Bachelor of Arts in Economics. Mr. Weng has served on the Board since August 2013. The CGNC recommended Mr. Weng for re-election to the Board due to his significant financial experience together with his advisory experience in the metals and mining space.

Executive Officers:

The executive officers of the Company are appointed by and serve at the pleasure of the Board and hold office until the expiration of their employment agreement, if such officer has entered into an employment agreement with the Company or one of its affiliates, or their earlier death, retirement, resignation, or removal. The following is a brief biographical description of each current executive officer of the Company.

Karl Hanneman, Chief Executive Officer – See “Directors and Officers – Nominees for the Board” above.

David Cross, CPA, Chief Financial Officer – Mr. Cross has been the Chief Financial Officer of the Company (the “CFO”) since May 11, 2015. Mr. Cross is a partner in the firm of Cross Davis & Company, LLP, Chartered Professional Accountants (“Cross Davis”), an accounting firm focused on providing accounting, management services and guidance related to accounting policies, corporate governance and financial regulatory requirements for publicly listed companies reporting under both IFRS and US GAAP. Cross Davis provides corporate accounting support to the Company under a consulting agreement. Mr. Cross began his accounting career at a Chartered Accountant firm in 1997 and obtained his CPA, CGA designation in 2004. Mr. Cross’ past experience consists of officer, director, and senior management positions, including five years at Davidson & Company LLP, where he spent time as a Manager, a member of their Technical Accounting Committee and a member of their IFRS Committee.

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Involvement in Certain Legal Proceedings/Cease Trade Orders, Bankruptcies, Penalties or Sanctions

1.	No director, nominee or executive officer of the Company has been involved in any of the events described by Item 401(f) of Regulation S-K during the past ten years or is currently party or subject to a legal proceeding described by Item 103 of Regulation S-K.

2.	Except as disclosed below, no director nominee is, as at the date of this Proxy Statement, or has been within ten years before the date of this Proxy Statement, a director, chief executive officer or chief financial officer of any company (including the Company) that:

(a)	was subject to an order that was issued while the proposed director was acting in the capacity as director, chief executive officer or chief financial officer; or

(b)	was subject to an order that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer.

For the purposes hereof, the term “order” means:

(a)	a cease trade order;

(b)	an order similar to a cease trade order; or

(c)	an order that denied the relevant company access to any exemption under securities legislation that was in effect for a period of more than 30 consecutive days.

On May 3, 2021, Xiana Mining Inc. (“Xiana”), a company of which Anton Drescher is a director and officer, applied for and was granted a management cease trade order in connection with Xiana’s failure to file audited financial statements, Management’s Discussion and Analysis (“MD&A”) and certifications of annual filings for the financial year ended December 21, 2020. The required financial statements, MD&A and certifications have not yet been filed and in accordance with National Policy 12-203 Management Cease Trade Orders, the management cease trade order will remain in place until the annual filings are filed. Subsequently, the British Columbia Securities Commission issued a cease trade order on August 3, 2021, which will remain in effect until the annual and interim filings are filed.

On March 18, 2022, Gatos Silver, Inc. (“Gatos”), a company of which Mr. Karl Hanneman was a director up until January 16, 2025, announced that it intended to delay filing its annual financial statements for the year ended December 31, 2021 until after the prescribed deadline, for the purpose of ensuring that its financial statements properly reflect the impacts of its previously announced reduction in metal content of its previously stated mineral reserve figures. On April 1, 2022, April 14, 2022 and July 8, 2022. Gatos announced that Canadian securities regulatory authorities had issued management cease trade orders (the “MCTOs”) that restricted certain former and current senior officers of Gatos from trading in Gatos securities until its annual disclosure documents were filed. On July 5, 2023, following the filing of all outstanding financial statements, Gatos announced that the MCTOs had been fully revoked effective July 4, 2023.

3.	No proposed director:

(a)	is, as at the date of this Proxy Statement, or has been within the ten years before the date of this Proxy Statement, a director or executive officer of any company (including the Company) that, while such person was acting in such capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver-manager or trustee appointed to hold its assets; or

(b)	has, within ten years before the date of this Proxy Statement, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement, or compromise with creditors, or has a receiver, receiver manager or trustee appointed to hold the assets of the proposed director.

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4.	No director nominee is, as at the date of this Proxy Statement, or has been within ten years before the date of this Proxy Statement, subject to:

(a)	any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or

(b)	any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable investor in deciding whether to vote for a proposed director.

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STATEMENT OF CORPORATE GOVERNANCE PRACTICES

NYSE American Corporate Governance

The Common Shares are listed on the NYSE American. Section 110 of the NYSE American Company Guide permits the NYSE American to consider the laws, customs, and practices of foreign issuers, to the extent not contrary to the U.S. federal securities laws, and to grant exemptions from NYSE American listing criteria based on these considerations. Currently, in respect to certain matters discussed below, the Company follows Canadian practices that differ from the requirements of the NYSE American. The Company posts on its website at www.ithmines.com a description of the significant ways in which the Company’s governance practices differ from those followed by domestic companies pursuant to NYSE American standards. The contents of the Company’s website are not incorporated into this report and the reference to such website is intended to be an inactive textual reference only.

A description of the significant ways in which the Company’s governance practices differ from those followed by U.S. domestic companies pursuant to NYSE American standards is as follows:

Shareholder Meeting Quorum Requirement: The NYSE American minimum quorum requirement for a shareholder meeting is one-third of the outstanding shares of common stock. In addition, a company listed on NYSE American is required to state its quorum requirement in its bylaws. The Company’s quorum requirement is set forth in its Articles. The Company’s Articles provide that the quorum for the transaction of business at a meeting of shareholders is two persons who are, or who represent by proxy, shareholders who, in the aggregate, hold at least 5% of the issued shares entitled to be voted at a meeting. The Company obtained an exemption from the quorum requirements of the NYSE American upon its initial listing.

Shareholder Approval Requirements: NYSE American requires a listed company to obtain the approval of its shareholders for certain types of securities issuances, including private placements that may result in the issuance of common shares (or securities convertible into common shares) equal to 20% or more of presently outstanding shares for less than the greater of book or market value of the shares. Under the rules of the TSX, shareholder approval is not generally required for a private placement unless (i) the proposed issued price is lower than the allowable discount to the market price, (ii) if the issue price is less than the market price, the aggregate number of shares issued in the private placement is greater than 25% of the number of shares outstanding, on a non-diluted basis, prior to completion of the private placement or (iii) during any six-month period, securities are issued to insiders entitling them to purchase more than 10% of the number of listed securities outstanding, on a non-diluted basis, prior to the completion of the first private placement to an insider during such period. The Company will seek, and has previously obtained, a waiver from NYSE American’s shareholder approval requirements in circumstances where the Company seeks to issue securities and such issuance does not trigger shareholder approval under the rules of the TSX.

The NYSE American Company Guide also provides that shareholder approval is required for the participation of directors and officers in a private placement pursuant to which the issuance of common shares to such officers and directors at a discount to market is considered an equity compensation arrangement. Under the rules of the TSX, shareholder approval is not generally required in respect of a private placement to directors and officers of the issuer unless, during any six-month period, securities are issued to insiders entitling them to purchase more than 10% of the number of listed securities outstanding, on a non-diluted basis, prior to the completion of the first private placement to an insider during such period.

Statement of Corporate Governance Practices

The Board is committed to sound corporate governance practices that are both in the interest of its shareholders and contribute to effective and efficient decision making. The Company has reviewed its corporate governance practices in light of National Policy 58-201 Corporate Governance Guidelines (“NP 58-201”) of the Canadian Securities Administrators. In certain cases, the Company’s practices comply with the guidelines; however, the Board considers that some of the guidelines are not suitable for the Company at its current stage of development and therefore these guidelines have not been adopted. National Instrument 58-101 (“NI 58-101”) of the Canadian Securities Administrators mandates disclosure of corporate governance practices for non-venture issuers in Form 58-101F1, which disclosure is set out below.

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Board Mandate and Oversight of Risk Management

The Board has not adopted a written mandate. At this stage of the Company’s development, the Board does not believe it is necessary to adopt a written mandate as sufficient guidance is found in the applicable corporate legislation and regulatory policies. The mandate of a board of directors, as prescribed by the BCBCA, is to manage or supervise the management of the business and affairs of the Company and to act with a view to the best interests of the Company. In doing so, the Board oversees the management of the Company’s affairs directly and through the operation of its standing committees. In fulfilling its mandate, the Board, among other matters, is responsible for reviewing and approving the Company’s overall business strategies and its annual business plan; reviewing and approving the annual corporate budget and forecast; reviewing and approving significant capital investments outside the approved budget; reviewing major strategic initiatives to ensure that the Company’s proposed actions are in accordance with its stated shareholder objectives; reviewing succession planning; assessing management’s performance; reviewing and approving the financial statements, reports and other disclosures issued to shareholders; ensuring the effective operation of the Board; and safeguarding shareholders’ equity interests through the optimum utilization of the Company’s capital resources. The Board also takes responsibility for identifying the principal risks of the Company’s business and for ensuring these risks are effectively monitored and mitigated to the extent reasonably practicable.

The Board has overall responsibility for risk oversight with a focus on the most significant risks facing the Company. The Board relies on its Chief Executive Officer (the “CEO”) to supervise day-to-day risk management. The CEO reports directly to the Board and certain Board committees on such matters, as appropriate.

The Board delegates certain oversight responsibilities to its committees. For example, the Audit Committee is primarily responsible for the integrity of the Company’s internal controls over financial reporting and management information systems and for the Company’s policies regarding corporate disclosure and communications.

Director Independence

A director of a company is considered “independent” of an issuer within the meaning of NP 58-201 if he or she has no direct or indirect “material relationship” with that issuer. A “material relationship” is a relationship which could, in the view of the issuer’s board of directors, reasonably interfere with the exercise of a director’s independent judgment. Under Section 803 of the NYSE American Company Guide, a director of an issuer is considered “independent” if he or she is not an executive officer or employee of the issuer (and has not been so in the past three years) and satisfies certain other requirements, and the issuer’s board of directors affirmatively determines that the director does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Among the relationships considered during its independence determination, the Board reviewed Mr. Kim’s position as a Partner at Paulson, the Company's largest shareholder, and concluded that such relationship did not constitute a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Accordingly, the Board has determined that each current director, other than Mr. Hanneman (the current CEO), is independent under both NP 58-201 and NYSE American listing standards.

The independent directors routinely meet as a group without members of management or non-independent directors and exercise their responsibilities for independent oversight of management with the guidance of the Chair, who is independent.

Position Descriptions

The Board has not developed a written position description for the Chair of the Board, for the chair of any of its standing committees or for the CEO. To date, given the size of the Company and its stage of development, the Board does not believe that formal written descriptions of these positions are required, and that good business practices and the common law provide sufficient guidance as to what is expected of each position. Although the Board has not developed a formal position description for the Chair, it considers that the Chair’s role is to provide independent leadership to the Board.

The positions of Chair and CEO are separate. Under the IRA, a nominee of Paulson is to be the Chair. Mr. Kim, Paulson’s nominee, is the current Chair. Although the Board has determined that Mr. Kim is independent, in light of the relationship of Mr. Kim with Paulson, the Company’s largest shareholder, the Board has appointed Mr. Thomas Weng as Lead Independent Director to provide further independent oversight of the Board.

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Director Term Limits and Other Mechanisms of Board Renewal

The Company does not have a policy with respect to director term limits, director retirement or board renewal. Since the Company commenced its current operations in 2006, there has been an ongoing renewal of the Board as the skill sets required on the Board have changed over time. As a result of such renewal, three of the seven director nominees have served on the Board for less than seven years. Each year, the CGNC reviews the current make-up of the Board and the existing skill sets and experience of the directors to determine if the current directors are appropriate for re-election and will continue to make an effective contribution and whether or not additional or replacement directors are required, given the Company’s anticipated activities and the requirements of the IRA. The Board considers that the adoption of a fixed policy with respect to board renewal or age or term related retirement is not appropriate for the Company, and that the yearly review is a more appropriate and effective way of addressing the issue of the correct composition of the Board and Board renewal.

Policies Regarding the Representation of Women on the Board

The Board has not adopted a written policy relating to the identification and nomination of women directors. Instead, the charter of the CGNC provides, with respect to the nomination of directors, that the responsibility of the CGNC in identifying and recommending qualified candidates is to take into consideration such factors as it deems appropriate, including judgement, skill, diversity, experience with businesses and other organizations of comparable size, and the need for particular expertise on the Board. Neither the Board nor the CGNC specifically considers the level of representation of women on the Board when considering candidates for election or re-election as the intent of the CGNC is to recommend what it considers to be the “best” candidates, and it does so by reviewing qualifications of prospective Board nominees and determines their relevance taking into consideration the then current Board composition and the anticipated skills required to round out the capabilities of the Board.

Similarly, the Board does not consider the level of representation of women in executive officer positions when making executive officer appointments. At the present time, the Company has a very small management team reflective of its current operations and financial resources and does not anticipate a material expansion in its management ranks until such time as the Company may proceed with construction of the Livengood Gold Project. The Company is committed to the fundamental principles of equal employment opportunities and treating people fairly, with respect and dignity, and to offering equal employment opportunities based upon an individual’s qualifications and performance – free from discrimination or harassment because of race, color, ancestry, place of origin, religion, gender, sexual orientation, age, marital status, family status, or physical or mental disability. The Company’s policy is to select candidates for employment, including executive officer positions, based solely upon experience, skill, and ability of candidates.

The Company currently has one woman director. As noted above, in evaluating potential nominees to the Board, the CGNC focuses on the current Board composition and the anticipated skills required to round out the capabilities of the Board, including the knowledge and diversity of its membership.

The Company does not presently have any women executive officers and has not adopted any targets regarding women in executive officer positions. As noted above, the Company is an equal opportunity employer, whereby candidates for employment as executive officers are selected based upon primary considerations such as experience, skill, and ability.

Orientation and Continuing Education

At the current time, the Board provides ad hoc orientation for new directors. New directors are briefed on strategic plans, short-, medium- and long-term corporate objectives, the history and current status of the Company’s Livengood Gold Project (the Company’s sole mineral property) and the on-going work programs concerning the Livengood Gold Project, business risks and mitigation strategies, corporate governance guidelines and existing company policies. There is no formal orientation for new members of the Board. This is considered to be appropriate given the Company’s size and current level of operations. If warranted by the growth of the Company’s operations, the Board would consider implementing a formal orientation process.

The skills and knowledge of the Board are such that no formal continuing education process is deemed necessary, as the Board is comprised of individuals with extensive experience in the mineral exploration and mining industry, as well as in running and managing public companies in the natural resource sector. Several directors are also directors of other natural resource companies. Board members are encouraged to communicate with management, auditors, and technical consultants to keep themselves current with industry trends and developments and changes in legislation. They also have full access to the Company’s records. The Company will pay the reasonable costs of attendance by directors at continuing education courses and seminars with respect to corporate governance, director’s duties and obligations and similar matters.

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Ethical Business Conduct

The Board expects management to enhance shareholder value by executing the Company’s business plan and meeting performance goals and objectives according to the highest ethical standards. To this end, in September 2006 the Board adopted a Code of Business Conduct and Ethics (the “Code”) for its directors, officers, employees and, in appropriate cases, consultants. Copies of the Code are available on the Company’s website at www.ithmines.com under “Company – Corporate Governance” or at www.sedarplus.ca. Training with respect to the Code is included in the orientation of new employees. To ensure familiarity with the Code, directors, officers, and employees are asked to read the Code and sign a compliance certificate annually. Directors, officers, and employees are required to report any known violations of the Code to the Chair of the Audit Committee or to the Company’s outside U.S. or Canadian counsel.

Since the beginning of the Company’s most recent fiscal year there have not been any material change reports or current reports on Form 8-K filed that pertain to any conduct of a director or executive officer that constitutes a departure from the Code or a waiver of the Code by the Board. In addition to the provisions of the Code, directors and senior officers are bound by the provisions of the Company’s Articles and the BCBCA, which set forth the manner of dealing with any conflicts of interest. Specifically, any director who has a material interest in a particular transaction is required to disclose such interest and to refrain from voting with respect to the approval of any such transaction.

In September 2006, the Board also adopted a “Share Trading Policy” (revised March 15, 2016) which prescribes rules with respect to trading in securities of the Company when there is any undisclosed material information or a pending material development. Strict compliance with the provisions of this policy is required, with a view to enhancing investor confidence in the Company’s securities and contributing to ethical business conduct by the Company’s personnel. In 2006, the Board also created the Health, Occupational, Safety & Environmental Committee (renamed the “Technical Committee” in 2014) to focus on reviewing project design and operational aspects of any proposed mine development and to reflect the Company’s continuing commitment to improving the environment and ensuring that its activities are carried out in a safe, sustainable, and environmentally sound manner.

Anti-Hedging, Anti-Pledging and Share Trading Policy

The Company has a Share Trading Policy that governs the purchase, sale and other transactions of our securities by directors, officers and employees, as well as independent contractors. The Share Trading Policy is designed to promote compliance with insider trading laws, rules and regulations, and the NYSE American rules. Our Share Trading Policy prohibits persons covered by the policy from engaging in certain speculative transactions or transactions designed to offset decreases in the market value of our securities, including short sales, publicly-traded options, buying or selling put or call options or other derivatives securities relating to the securities of the company, hedging, prepaid variable forward contracts, equity swaps, collars and units of exchange funds. Our Share Trading Policy also prohibits persons covered by the policy from holding our securities in a margin account or otherwise pledging our securities as collateral for a loan. The full text of our Share Trading Policy was filed as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended December 31, 2024.

Communications with the Board

Interested parties, including shareholders of the Company, desiring to communicate with members of the Board, any non-management director, or the independent directors as a group, may do so by mailing a request to the Corporate Secretary of International Tower Hill Mines Ltd. at Suite 1570 – 200 Burrard Street, Vancouver, British Columbia, Canada, V6C 3L6. Any such communication should state the number of shares beneficially owned, if any, by the interested party making the communication. The Secretary will forward any such communication to the Chair of the CGNC and will forward such communication to other members of the Board, as appropriate, provided that such communication addresses a legitimate business issue. Any communication relating to accounting, internal controls, auditing, or fraud will be forwarded to the chair of the Audit Committee.

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Majority Voting Policy

On April 25, 2013, the Board adopted a majority voting policy (the “Majority Voting Policy”). The Majority Voting Policy was subsequently modified on April 13, 2016. Pursuant to the Majority Voting Policy, the form of proxy for meetings of the shareholders of the Company at which directors are to be elected provides the option of voting in favor, or withholding from voting, for each individual nominee to the Board. If, with respect to any particular nominee, the number of shares withheld from voting exceeds the number of shares voted in favor of the nominee, then the nominee will be considered to have not received the support of the shareholders, and such nominee is expected to submit his or her resignation to the Board, to take effect on acceptance by the Board.

Following receipt of a resignation submitted pursuant to the Majority Voting Policy, the CGNC is to consider whether or not there are exceptional circumstances which would justify not accepting such resignation. Absent such exceptional circumstances, the CGNC shall recommend to the Board that the Board accept the resignation. If the CGNC determines that exceptional circumstances exist that would justify not accepting the resignation, the CGNC will prepare a report to the Board containing a recommendation to the Board not to accept the resignation, and clearly identifying and setting out the basis for determining such exceptional circumstances exist.

Within 90 days following the applicable shareholders’ meeting, the Board shall make its decision whether or not to accept a resignation pursuant to the Majority Voting Policy, based upon the CGNC’s recommendation. Absent such exceptional circumstances as may be set forth in the report of the CGNC, the Board shall accept the resignation. Following the Board’s decision, the Company shall publicly disclose by news release the Board’s decision whether to accept the resignation, including the reasons for rejecting the resignation, if applicable. A copy of the applicable news release shall be provided to each stock exchange on which the Company’s securities are then listed.

If a resignation pursuant to the Majority Voting Policy is accepted, subject to any corporate law restrictions, the Board may:

(a)	leave the resultant vacancy unfilled until the next annual meeting of shareholders of the Company;

(b)	fill the vacancy by appointing a director whom the Board considers to merit the confidence of the shareholders; or

(c)	call a special meeting of the shareholders of the Company to consider the election of a nominee recommended by the Board to fill the vacant position.

Directors who do not submit their resignation in accordance with the Majority Voting Policy will not be re-nominated for election at the next shareholders’ meeting. The Majority Voting Policy applies only in the case of an uncontested shareholders’ meeting, meaning a meeting where the number of nominees for election as directors is equal to the number of directors to be elected. A copy of the Majority Voting Policy is available at the Company’s website at www.ithmines.com.

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COMMITTEES OF THE BOARD

Committees of the Board are an integral part of the Company’s governance structure. At the present time, the Board has four standing committees: the Audit Committee, the Compensation Committee, the Corporate Governance and Nominating Committee, and the Technical Committee. Current details of the composition of the standing committees of the Board are as follows:

Director	Audit Committee	Compensation Committee	Corporate Governance and Nominating Committee	Technical Committee
Anton Drescher	Chair		X
Karl Hanneman				X
Stuart Harshaw	X	X		Chair
Marcelo Kim			X	X
Edel Tully		Chair		X
Thomas Weng	X	X	Chair

Audit Committee

Members: Anton Drescher (Chair), Stuart Harshaw and Thomas Weng

The Board has a standing Audit Committee of three members. All members of the Audit Committee are independent within the meaning of National Instrument 52-110 Audit Committees of the Canadian Securities Administrators, the NYSE American listing standards and Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and satisfy the composition requirements of Section 803(B)(2)(a) of the NYSE American Company Guide. The Board has determined that Anton Drescher is an “audit committee financial expert” as that term is defined in Item 407(d) of Regulation S-K. As an “audit committee financial expert,” Mr. Drescher satisfies the NYSE American financial literacy and sophistication requirements. The Audit Committee has adopted a charter that describes its responsibilities in detail. The charter is available on the Company’s website at www.ithmines.com.

The primary responsibility for financial reporting, internal controls over financial reporting, compliance with laws and regulations, and ethics rests with the management of the Company. The Audit Committee’s primary purpose is to oversee the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements and corporate policies and controls, the independent auditor’s selection, retention, qualifications, objectivity and independence and the performance of the Company’s internal controls on financial reporting function. The Audit Committee reviews the financial information that will be provided to the shareholders and others, the systems of internal controls that management and the Board have established and the audit process. The Audit Committee also reviews the audited financial statements and management’s discussion and analysis thereof and discusses them with the management of the Company. Additional information about the Audit Committee’s role in corporate governance can be found in the committee’s charter.

Compensation Committee

Members: Edel Tully (Chair), Stuart Harshaw, and Thomas Weng

The Board has a standing Compensation Committee of three members. All members of the Compensation Committee are independent directors. As set out in its written charter, the purpose of the Compensation Committee is to implement and oversee human resources and compensation policies and best practices for recommendation to the Board for approval and implementation. The Compensation Committee charter is available on the Company’s website at www.ithmines.com. The Compensation Committee has the duty and responsibility to ensure that the Company has in place programs to attract and develop management of the highest caliber and a process to provide for the orderly succession of management. It also has the duty to assess and report to the Board, on an annual basis, on the performance of the CEO for the prior year, and to review, on an annual basis, the salary, bonus, and other benefits, direct and indirect, of the CEO and make recommendations in respect thereof for approval of the Board. Additionally, the Compensation Committee reviews, on an annual basis, the proposed compensation for all other officers of the Company after considering the recommendations of the CEO and makes recommendations in respect thereof for approval by the Board. The Compensation Committee may not delegate these duties and responsibilities, however, the Compensation Committee may, in its sole discretion, retain, at the expense of the Company, such legal, financial, compensation or other advisors or consultants as it may deem necessary or advisable to perform its duties and responsibilities properly and fully.

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Corporate Governance and Nominating Committee

Members: Thomas Weng (Chair), Anton Drescher and Marcelo Kim

The Board has a standing Corporate Governance and Nominating Committee of three members. All members of the CGNC are independent directors. As set out in its written charter, the primary roles of the CGNC include developing and monitoring the effectiveness of the Company’s corporate governance system and ensuring the Company is in line with the proper delineation of the roles, duties and responsibilities of the Company, the Board and its committees. The CGNC charter is available on the Company’s website at www.ithmines.com. The CGNC also establishes procedures for the identification of new nominees to the Board, leads the candidate selection process, and develops and implements orientation procedures for new directors. Currently, the CGNC does not have a policy allowing for the consideration of director candidates recommended by security holders but would consider such nominees if presented to the CGNC on a timely basis in the same manner as any other potential candidates. The CGNC is also responsible for assessing the effectiveness of directors, the Board and the various committees of the Board and assisting the Board in setting the objectives of the CEO and evaluating the performance of the CEO.

The CGNC is responsible for reviewing proposals for new nominees to the Board and conducting such background reviews, assessments, interviews, and other procedures as it believes necessary to ascertain the suitability of a particular nominee. In determining whether a candidate is qualified to be nominee for a position on the Board, the committee will take into consideration factors such as it deems appropriate, including judgment, skill, diversity, experience with businesses and other organizations of comparable size and the need for particular expertise on the Board. The selection of potential nominees for review by the CGNC is generally the result of recruitment efforts by the individual Board members or the CEO, including both formal and informal discussions among Board members and with the CEO, and is usually based upon the desire to have a specific set of skills or expertise included on the Board.

The appointment of new directors, either to fill vacancies or to add additional directors as permitted by applicable corporate legislation, or the nomination for election as a director of a person not currently a director by the shareholders at an annual general meeting of shareholders, is carried out by the Board, based on the recommendation of the CGNC. Once the names of any suggested nominees are received by the CGNC, the CGNC carries out such reviews as it determines to be appropriate, including interviews with the proposed nominee, to determine if the proposed nominee possesses the required skill set being sought by the Board and would be an appropriate “fit” for election to the Board. The CGNC then makes a recommendation to the full Board as to the nomination of the identified individual for election as a director, for appointment as a replacement for a director who has resigned or for appointment as an additional director, as applicable. In addition, prior to each annual general meeting of shareholders of the Company, the CGNC carries out a review of the then current Board composition and makes recommendations as to the individuals, whether existing directors or non-directors, it considers should be nominated for election as a director. With respect to the seven nominees for election as a director at the Meeting disclosed in this Proxy Statement, no holder of Common Shares, non-management director, chief executive officer, other executive officer, third-party search firm, or other source recommended any specific nominee, except that Mr. Kim was nominated by Paulson under the IRA.

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Technical Committee

Members: Stuart Harshaw (Chair), Karl Hanneman, Marcelo Kim, and Edel Tully

The Board has a standing Technical Committee of four members. As set out in its written charter, the overall purpose of the Technical Committee is to assist the Board in reviewing technical matters related to project design and operations as well as fulfilling the Board’s oversight responsibilities with respect to the Board’s and the Company’s continuing commitment to improving the environment and ensuring that activities are carried out and facilities are operated and maintained in a safe and environmentally sound manner that reflects the ideals and principles of sustainable development. The Technical Committee charter is available on the Company’s website at www.ithmines.com. The Technical Committee will review technical materials prepared by management of the Company and will monitor, review, and provide oversight with respect to the Company’s policies, standards, accountabilities, and programs relative to health, safety, and environmental-related matters.

Board and Committee Meetings

The Board held six meetings during the fiscal year ended December 31, 2025 (“Fiscal Year 2025”). Each director attended, in person or by telephone, 100% of the meetings held by the Board and by the committees of the Board on which he or she served during Fiscal Year 2025. It is the Company’s policy that each director attends each annual meeting of the Company’s shareholders, either in person or by telephone. All six of the then incumbent directors attended the annual meeting in Fiscal Year 2025. The attendance record of each director at full Board meetings, and at meetings of any Board committees of which the applicable director is a member for the Fiscal Year 2025, are as follows:

	General Board Meeting	Board Committees
		Audit	Compensation	Corporate Governance & Nominating	Technical
Anton Drescher	6	4	N/A	1	N/A
Karl Hanneman	6	N/A	N/A	N/A	0
Stuart Harshaw	6	4	1	N/A	0
Marcelo Kim	6	N/A	N/A	1	0
Edel Tully	6	N/A	1	N/A	0
Thomas Weng	6	4	1	1	N/A
Total Meetings Held in Fiscal Year 2025	6	4	1	1	0(1)

1)	The Technical Committee did not hold any meetings during Fiscal Year 2025.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL HOLDERS AND MANAGEMENT

The Company’s share capital consists of an unlimited number of Common Shares without par value. As of April 8, 2026, 261,637,473 Common Shares were issued and outstanding. Each issued Common Share carries the right to one vote at the Meeting.

The following table sets forth certain information regarding beneficial ownership of the Common Shares, as of April 8, 2026, by each person known by the Company to be the beneficial owner of more than 5% of the outstanding Common Shares. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, to our knowledge, each beneficial owner named in the table has sole voting and investment power with respect to the Common Shares set forth opposite such beneficial owner’s name. The information provided in this table is based on the Company’s records and information filed with the SEC or the British Columbia Securities Commission, unless otherwise noted.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percentage of Common Shares
Paulson & Co., Inc.(2) 1133 Avenue of the Americas New York, New York 10036	99,573,038	38.06%
Electrum Group LLC(3) Electrum Strategic Opportunities Fund II L.P. 535 Madison Avenue, 12th Floor New York, New York 10022	31,918,825	12.20%
Kopernik Global Investors, LLC(4) Two Harbour Place 302 Knights Run Avenue, Suite 1225 Tampa, Florida 33602	19,638,891	7.51%

(1)	Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. In accordance with Rule 13d-3(d)(1) under the Exchange Act, the applicable ownership total for each person is based on the number of Common Shares held by such person as of April 8, 2026, plus any securities to which such person has the right to acquire beneficial ownership within 60 days of April 8, 2026, including those securities held by such person exercisable for or convertible into Common Shares within 60 days after April 8, 2026. Unless otherwise noted, each person and group identified possesses sole voting and investment power with respect to the shares shown opposite such person’s or group’s name.
(2)	Paulson is the investment advisor of several investment funds and managed accounts of private clients and institutional groups (collectively, the “PC Accounts”). Paulson does not itself own any securities of the Company but has authority to exercise control or direction over such securities as the investment advisor of the PC Accounts. The share information is based on Schedule 13D/A filed with the SEC on January 30, 2026.
(3)	Electrum Strategic Opportunities Fund II L.P. (the “Electrum Fund”) shared voting and dispositive power over 28,765,672 Common Shares as of December 31, 2020. Electrum Strategic Opportunities Fund II GP L.P. (the “Electrum Fund GP”) is the general partner of the Electrum Fund, ESOF II GP Ltd. (“ESOF II GP”) is the general partner of the Electrum Fund GP, and the Electrum Group LLC (“TEG Services”) is the registered investment advisor to the Electrum Fund. Therefore, the Electrum Fund GP, ESOF II GP and TEG Services may be deemed to share the right to direct the disposition of and may be deemed to share the power to vote or to direct the vote of the reported Common Shares. Each of the Electrum Fund, the Electrum Fund GP, ESOF II GP and TEG Services disclaims beneficial ownership of the reported Common Shares except to the extent of its pecuniary interest therein. The share information is based on a Schedule 13G/A filed with the SEC on January 14, 2021 and supplemented by the Form 4 filed with the SEC on January 29, 2026.
(4)	Kopernik Global Investors, LLC (“Kopernik”) held shared voting power with respect to 14,150,104 Common Shares and shared dispositive power with respect to 15,986,338 Common Shares as of September 30, 2024 with David B. Iben (collectively, the “Reporting Persons”). The Reporting Persons disclaim beneficial ownership of the reported Common Shares except to the extent of their pecuniary interest therein. The share information is based on a Schedule 13G/A filed with the SEC on November 4, 2024. [The share information is based on Form 13F-HR filed with the SEC on February 13, 2026 plus 3,130,630 shares purchased in the Company’s January 27, 2026 equity offering.]

The following table sets forth certain information regarding beneficial ownership of Common Shares as of April 8, 2026 by the Company’s directors and named executive officers, both individually and as a group. The percentage of beneficial ownership is based on 261,637,473 Common Shares outstanding as of April 8, 2026, plus any shares which such individual has a right to acquire within 60 days if not already issued. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, each shareholder named in the table has sole voting and investment power with respect to the shares set forth opposite such shareholder’s name. The information provided in this table is based on Company records and information filed with the SEC and British Columbia Securities Commission, unless otherwise noted. The business address of each person set forth in the table below is c/o International Tower Hill Mines Ltd., Suite 1570 – 200 Burrard Street, Vancouver, British Columbia, Canada, V6C 3L6.

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Beneficial Owner(1)	Number of Common Shares Owned	Number of Shares Beneficially Owned as a Result of Equity Awards Exercisable or Vesting Within 60 Days of April 8, 2026 (Excluding DSUs)	Vested DSUs(2)	Total	Percentage of Class
Non-employee Directors
Andrew Cole	-	-	-	-	-
Anton Drescher	731,676	-	870,649	1,602,325	*
Stuart Harshaw	-	-	729,104	729,104	*
Marcelo Kim(3)	-	-	-	-	-
Edel Tully(4)	-	-	312,170	312,170	-
Thomas Weng	85,000	-	876,578	961,578	*
Named Executive Officers
Karl Hanneman	212,000	850,000	729,104	1,791,104	*
David Cross	-	100,000	-	100,000	*
TOTAL	1,028,676	950,000	3,517,605	5,496,281	2.10%

* less than 1.0%.

(1)	Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. In accordance with Rule 13d-3(d)(1) under the Exchange Act, the applicable ownership total for each person is based on the number of Common Shares held by such person as of April 8, 2026, plus any securities to which such person has the right to acquire beneficial ownership within 60 days of April 8, 2026, including those securities held by such person exercisable for or convertible into Common Shares within 60 days after April 8, 2026. Unless otherwise noted, each person and group identified possesses sole voting and investment power with respect to the shares shown opposite such person’s or group’s name.
(2)	Pursuant to the DSU Plan, DSUs vest on grant but the underlying Common Shares are not issued while the holder remains on the Board. See “Securities Authorized for Issuance Under Equity Compensation Plans – DSU Plan – General Description of the DSU Plan” on page 39.
(3)	Mr. Kim is a partner at Paulson. Paulson and its affiliates have beneficial ownership of an aggregate of 99,573,038 Common Shares, representing 38.06% of the currently issued and outstanding Common Shares (see previous table of greater than 5% beneficial owners).

Certain Relationships and Related Transactions

Procedures for Approval of Transactions with Related Parties

In accordance with the requirements of the NYSE American, the Board passed a resolution on June 20, 2007 requiring that, in addition to any requirements under applicable corporate laws, all “related party transactions” are required to first be reviewed and approved by the Company’s Audit Committee. The resolution requires approval by the Audit Committee of all transactions in which the Company is a participant and in which any of the Company’s directors, executive officers, significant shareholders, or an immediate family member of any of the foregoing persons has a direct or indirect material interest. All related party transactions are reported for review by the Audit Committee. The Audit Committee determines whether these transactions are in the best interests of the Company and its shareholders. In addition, related party transactions are subject to the provisions of Multilateral Instrument 61-101 of the Canadian Securities Administrators entitled “Protection of Minority Shareholders in Special Transactions”, which prescribes certain conditions under which related party transactions may be carried out and provides certain exemptions thereto. Conflicts of interest with respect to the involvement of directors and officers in transactions with the Company are also subject to the provisions of the BCBCA and the Company’s Articles.

Transactions Involving Related Parties

There were no reportable transactions with related persons during Fiscal Years 2024 or 2025 that are reportable pursuant to Item 404(a) of Regulation S-K.

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COMPENSATION DISCUSSION AND ANALYSIS

Compensation Committee

The members of the Compensation Committee are Edel Tully (Chair), Stuart Harshaw, and Thomas Weng, each of whom is an independent director.

The overall purpose of the Compensation Committee is to implement and oversee human resources and compensation policies and best practices for recommendation to the Board for approval and implementation. The Compensation Committee is responsible for administering the Stock Option Plan and the DSU Plan.

The duties and responsibilities of the Compensation Committee are as follows:

(a)	to recommend to the Board human resources and compensation policies and guidelines for application to the Company;

(b)	to review and recommend any changes thought necessary to the Company’s domestic and international compensation and human resources policies and procedures;

(c)	if required by applicable legislation or policy, to prepare, on an annual basis for inclusion in the Company’s annual proxy statement, a report on the Company’s compensation practices;

(d)	to ensure that the Company has in place programs to attract and develop management of the highest caliber and a process to provide for the orderly succession of management, such that particularly:

(i)	properly reflect the duties and responsibilities of members of management;
(ii)	are effective and competitive in attracting, retaining, and motivating people of the highest quality; and
(iii)	are based on established corporate and individual performance objectives;

(e)	to assess and report to the Board, on an annual basis, on the performance of the CEO for the prior year;

(f)	to review, on an annual basis, the salary, bonus, and other benefits, direct and indirect, of the CEO and make recommendations in respect thereof for approval by the Board, provided that such Board approval will include the approval of a majority of directors that are “independent” of the Company within the meaning of all applicable legal and regulatory requirements (except in circumstances, and only to the extent, permitted by all applicable legal and regulatory requirements);

(g)	to review, on an annual basis, the proposed compensation for all other officers of the Company after considering the recommendations of the CEO, all within the human resources and compensation policies and guidelines approved by the Board, and make recommendations in respect thereof for approval by the Board, provided that such Board approval will include the approval of a majority of directors that are “independent” of the Company within the meaning of all applicable legal and regulatory requirements (except in circumstances, and only to the extent, permitted by all applicable legal and regulatory requirements);

(h)	to implement and administer human resources and compensation policies approved by the Board concerning the following:

(i)	executive compensation, contracts, stock plans or other incentive plans; and
(ii)	proposed personnel changes involving officers reporting to the CEO;

(i)	to review any proposed amendments to the Stock Option Plan or the DSU Plan and report to the Board thereon;

(j)	to review and make recommendations to the Board concerning the CEO’s recommendations for stock option or DSU grants to directors, senior officers, employees and consultants of the Company and its affiliates under the Stock Option Plan or the DSU Plan;

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(k)	from time to time, to review the Company’s broad policies and programs in relation to benefits;

(l)	to annually receive from the CEO recommendations concerning annual compensation policies and budgets for all employees;

(m)	from time to time, to review with the CEO the Company’s broad policies on compensation for all employees and overall labor relations strategy for employees;

(n)	to periodically review the adequacy and form of the compensation of directors and to ensure that the compensation realistically reflects the responsibilities and risks involved in being an effective director, and to report and make recommendations to the Board accordingly;

(o)	to report regularly to the Board on all the committee’s activities and findings during that year; and

(p)	to develop a calendar of activities to be undertaken by the committee for each ensuing year and to submit the calendar in the appropriate format to the Board within a reasonable period of time following each annual general meeting of shareholders.

The following table provides further detail regarding the members of the Compensation Committee and their relevant experience in executive compensation-related roles.

	Edel Tully	Stuart Harshaw	Thomas Weng

Experience as senior leadership of organizations similar to the Company	√	√	√

Direct operational, functional or oversight experience in executive compensation	√	√	√

Experience serving on compensation committees of organizations similar to the Company	-	√	√

The current members of the Compensation Committee, consisting of Dr. Tully and Messrs. Harshaw and Weng, each have senior leadership experience and direct operational or functional experience overseeing executive compensation at organizations similar to the Company. Messrs. Harshaw and Weng have each served on the compensation committee of similar-sized organizations, and the Compensation Committee supports continuous training and education with respect to executive compensation. It is the opinion of the Board that the experience held by members of the Compensation Committee provides them with the ability to make sound and proper decisions on the suitability of the Company’s compensation policies and practices.

The Chair of the Compensation Committee is responsible for setting the priority for the work of the committee, ensuring that members have the information needed to fulfill their responsibilities, overseeing the logistics of the committee’s operations, reporting to the Board on the committee’s decisions and recommendations and setting the agenda for meetings of the committee.

Independent Compensation Advisors

The Compensation Committee has the authority to engage and compensate, at the expense of the Company, any outside advisor that it determines to be necessary to permit it to carry out its duties, including compensation consultants and advisers. The Compensation Committee did not retain the services of any independent advisors during Fiscal Year 2025.

Executive Compensation Strategy, Philosophy and Principles

The Company’s executive compensation strategy is designed to attract, retain, and motivate an experienced and effective key management team. The strategy focuses on creating strong links between pay and performance and aligning the interests of executives, shareholders, and other stakeholders.

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The executive officers of the Company are compensated in a manner consistent with Compensation Committee’s subjective view of their respective contributions to the overall benefit of the Company, considering the criteria set out below.

The determination of executive compensation amount and award is based on a combination of factors, including, but not limited to, information provided to the Compensation Committee by compensation consultants (if utilized), the Compensation Committee’s subjective assessment as to market conditions, information with respect to the compensation of peer group entities (if a peer group is determined), internal policies and practices and the discretion of the Compensation Committee in consideration of their compensation-related experience. The compensation program for each of the executive officers is comprised of a base salary and stock options, and may include an annual cash incentive bonus, if deemed appropriate by the Compensation Committee.

In the case of a mineral exploration company with a significant asset in the development stage such as the Company, the Compensation Committee considers the following aspects to be of primary importance in assessing the performance of executive officers:

a)	the ability to design, implement and carry out mineral property development in a safe, environmentally appropriate, efficient, and cost-effective basis;

b)	the ability to scope, and effectively oversee, the carrying out of programs designed to optimize the Livengood Gold Project, taking into account the conclusions of the 2023 S-K 1300 Technical Report Summary and any future feasibility studies on the project, and to integrate the results of such programs on an ongoing basis;

c)	the ability to raise the significant and necessary capital to permit the Company to carry out the work required to advance such a project through to a stage where a production decision can be considered;

d)	the ability to locate and hire the appropriate personnel required to carry out a feasibility study and permitting activities;

e)	should a production decision be made, the ability to finance, construct and operate a major mine project, focus the Company’s resources, and appropriately allocate such resources to the benefit of the Company as a whole; and

f)	the ability to ensure compliance by the Company with applicable regulatory requirements and carry-on business in a sustainable manner.

Elements of Compensation

Base Salaries

Base salaries are targeted at levels that the Compensation Committee believes, based on the experience of the members of the Compensation Committee, to be generally competitive with the base salaries paid by mining companies of a comparable size and state of development to the Company. Base salaries are initially set through negotiation at the time of hire. Salary for individual executives is generally assessed based on years of experience, potential, performance, business circumstances, market demands or other factors specific to the executive role. Base salaries are reviewed annually by the Compensation Committee to determine if adjustments are appropriate or required, based on the Compensation Committee’s subjective assessment of corporate and individual performance over the previous year and considering the market conditions for the gold industry, changes in the Company’s organization, inflation, and changes in responsibilities and retention requirements. On March 12, 2018, the Board approved recommendations by management to reduce corporate overhead costs, including a reduction in CEO salary by 50% to reflect an approximate 50% reduction in the effort needed to perform CEO duties, which reduction remained in place through November 2025. In February 2026, the Board approved the CEO salary be returned to 100% starting December 2025 reflecting the effort needed to advance the 13.6 million ounce Livengood Gold Project resource through feasibility study and permitting following the closing of the Company’s $115 million financing in January 2026.

The Compensation Committee typically, in consultation with the CEO, makes recommendations to the Board regarding the base salaries for executive officers of the Company other than the CEO. The Compensation Committee is responsible for recommending the salary level of the CEO to the Board for approval.

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Annual Incentives (Short-Term Incentives)

While the Company had previously implemented a formal Annual Incentive Compensation Plan, the change in the focus of the Company towards the optimization program with respect to the Company’s S-K 1300 Technical Report Summary, and the significant reduction in field work and preparation for permitting and simplification of corporate objectives has meant that the Compensation Committee has adopted an informal and subjective approach to annual incentives, which are generally in the form of cash bonuses, when and if appropriate in the opinion of the Compensation Committee.

Equity-Based Incentive Plans

2006 Incentive Stock Option Plan

The 2006 Incentive Stock Option Plan (the “Stock Option Plan”) is designed to align the interests of executives and those of shareholders through the opportunity of share ownership. The Stock Option Plan was approved by shareholders of the Company in September 2006, and subsequently re-approved by the shareholders of the Company in November 2007, October 2008, and October 2009. The Stock Option Plan was subsequently amended and approved by shareholders in September 2012 and May 2015 and re-approved by shareholders of the Company in May 2018, May 2021, and May 2024.

Recommendations for the grant of incentive stock options are initially made by the CEO to the Compensation Committee, which is responsible for reviewing and considering any such recommended grants and thereafter recommending the grant thereof (subject to any changes determined appropriate by the Compensation Committee, including declining to recommend some or all such grants, or amending the proposed terms thereof) to the Board, which then makes the actual grants. Stock option allocations are made at the discretion of the Compensation Committee, considering the Company’s performance and an employee’s individual performance. While the Compensation Committee aims to have individuals with similar levels of responsibility holding approximately equivalent numbers of options, additional grants may be allocated to those executives believed by the Compensation Committee to be able to affect the success of the Company more directly. In addition, ranges are proposed for each organizational level of the Company, taking into consideration the number of shares available for option.

In Fiscal Year 2025, the Company granted 150,000 incentive stock options to Mr. Karl Hanneman having an exercise price of C$1.25 per share. The options vested one-third on the grant date (June 4, 2025), and will continue to vest one-third on June 4, 2026, and one-third on June 4, 2027, with an expiry date of June 4, 2031.

For a general description of the terms and conditions of the Stock Option Plan, see “Securities Authorized for Issuance Under Equity Compensation Plans – Stock Option Plan – General Description of the Stock Option Plan” on page 36.

Deferred Share Unit Incentive Plan

The Company adopted the Deferred Share Unit Incentive Plan (the “DSU Plan”) on April 4, 2017. The DSU Plan was subsequently approved by the shareholders of the Company at the Company’s annual general and special meeting of shareholders on May 24, 2017 and was re-approved by the shareholders of the Company in May 2021 and May 2024.

The purpose of the DSU Plan is to allow the Company to grant deferred share units (“DSUs”), each of which is equivalent in value to a Common Share, to directors, officers and employees of the Company and its subsidiaries (“Eligible Persons”) in recognition of their contributions and to provide for an incentive for their continuing relationship with the Company. The granting of such DSUs is intended to promote a greater alignment of the interests of Eligible Persons with the interests of shareholders.

All directors, other than those nominated for election by Paulson, are entitled to participate in the Company’s DSU Plan. During the year ended December 31, 2025, the Company granted each of the members of the Board (other than directors nominated for election by Paulson) 66,400 DSUs for a total of 332,000 DSUs with a grant date fair value of C$1.25 per DSU, representing C$83,000 per Director or C$415,000 in the aggregate. Each DSU vested immediately upon being granted, but the underlying Common Shares are not issuable until the director ceases to serve as a director. For a general description of the terms and conditions of the DSU Plan, see “Securities Authorized for Issuance Under Equity Compensation Plans – DSU Plan – General Description of the DSU Plan” on page 39.

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Benefit, Perquisites and Pension Programs

Other Benefits and Perquisites

The Company’s wholly owned U.S. subsidiary, Tower Hill Mines (US) LLC (“Tower US”), which employs all personnel, has a benefit program in place, including medical and dental benefits and basic life insurance, which applies to all permanent employees of Tower US. The Company believes that such a plan is an important consideration in attracting the necessary personnel.

Executive Retirement Plan

The Company does not have a defined benefit pension plan for any of its executive officers or other employees. However, through Tower US, the Company makes contributions to a 401(k) plan on behalf of each of Tower US’s employees, including executive officers, equal to 3% of their base salaries up to the contribution limit as prescribed by the U.S. Internal Revenue Service. In Fiscal Year 2025, contributions totaling $5,111 were made by Tower US on behalf of the named executive officers.

Compensation Risk Management

The Board annually reviews and approves the Company’s strategic plan, considering business opportunities, level of risks consistent with the Company’s risk appetite, cost implications, health, safety and environmental standards and alignment with the objectives at the Company’s Livengood Gold Project in Alaska. At the present, these objectives are focused primarily on completing the ongoing project optimization work plan and maintaining the baseline environmental data collection program, as required to support future permitting. In the Compensation Committee’s view, this focus in and of itself provides a lower risk profile and reduces the risk that compensation matters will not be consistent with prudent risk-taking. The reduction in short-term incentives, such as cash bonuses, coupled with the continued use and emphasis on share-based compensation through longer term incentive stock options with deferred vesting provisions is a measure of time risk, focusing on longer-term performance.

The Board’s review of the Company’s compensation practices considers the business risk thereof to the Company in the context of the mineral resource industry. The Board reviews and approves annual corporate objectives in the context of approved annual budgets and maintains a formal system of corporate and financial authority levels to ensure compliance with the approved budget.

Effects of Internal Revenue Code Section 409A on Executive Compensation

Section 409A of the Internal Revenue Code generally affects the grants of most forms of deferred compensation. The Company’s compensation program is designed to comply with the final regulation of the U.S. Internal Revenue Service and other guidance with respect to Section 409A of the Internal Revenue Code and the Company expects to administer its compensation programs accordingly. The provisions of the NEO employment agreements include provisions to change the timing of payments of which may be required affecting any additional taxes or interest and amending agreements without impairing the economic benefits to the NEO, but in no event shall the Company be liable to any NEO for any taxes, penalties, or interest that may be due because of the application of Internal Revenue Code Section 409A.

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Compensation Committee Report

The information contained in the following Compensation Committee Report shall not be deemed “soliciting material” or “filed” with the SEC, nor shall such information be incorporated by reference into a future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent the Company specifically incorporates this report by reference therein.

The Compensation Committee has reviewed and discussed with management the foregoing Compensation Discussion and Analysis. Based on such review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

This Report has been submitted by the following members of the Compensation Committee:

Edel Tully, Chair

Stuart Harshaw

Thomas Weng

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Total Shareholder Return Performance – Performance Graph

The following chart compares the total cumulative shareholder return on $100 invested in Common Shares on December 31, 2020 with the cumulative total returns of the S&P/TSX Composite Index and S&P/TSX Global Gold Index for the five most recently completed financial years.

Cumulative Total Shareholder Return
International Tower Hill Mines vs S&P/TSX Composite Index and S&P/TSX Global Gold Index

300
250
200
150
100
50
0
12/31/2020
12/31/2021
12/31/2022
12/31/2023
12/31/2024
12/31/2025
ITH
S&P/TSX
S&P/TSX Gold

	12/31/2020	12/31/2021	12/31/2022	12/31/2023	12/31/2024	12/31/2025
International Tower Hill Mines	100.00	52.90	31.16	42.75	33.33	134.78
S&P/TSX Composite Index	100.00	121.74	111.19	120.22	141.84	181.91
S&P/TSX Global Gold Index	100.00	92.57	88.07	90.05	106.82	259.15

As can be seen from the foregoing graph, the Company’s performance generally has sometimes exceeded and sometimes lagged the performance of the S&P/TSX Global Gold Index over the last five years. However, the volatility of the Company’s stock price over the period is greater than either the S&P/TSX Global Gold Index or the S&P/TSX Global Gold Index. During 2020 through 2025, the Company progressed on a number of opportunities with the potential for optimization and reducing costs of building and operating a mine at the Livengood Gold Project, announced on May 7, 2020, that the Company intended to update the pre-feasibility study, announced on October 6, 2020 that a $10.3 million financing was completed, produced a technical report on SEDAR entitled “NI 430101 Technical Report Pre-Feasibility Study of the Livengood Gold Project, Livengood Alaska, USA’ dated October 29, 2021 and signed December 17, 2021, produced a S-K 1300 Technical Report Summary on EDGAR “Pre-Feasibility Study of the Livengood Gold Project” signed February 23, 2022, and produced an update to the technical report “S-K 1300 Technical Report Summary “Pre-Feasibility Study of the Livengood Gold Project” filed with the Securities and Exchange Commission (the “SEC”) on October 17, 2023.

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Summary Compensation Table

The following table sets forth the compensation for each named executive officer (“NEO”) during the years ended December 31, 2025 and 2024.

Name and Principal		Salary	Option Awards(1)	All Other Compensation		Total Compensation
Position	Year	($)	($)	($)		($)
Karl Hanneman,	2025	170,369	94,910	65,801	(2)	331,080
CEO	2024	166,100	71,128	65,565	(3)	302,793
David Cross	2025	51,530	9,491	-		61,021
CFO	2024	50,040	7,113	-		57,153

(1)	Amounts represent the grant date fair value of option awards. The grant date fair value of option awards was calculated in accordance with Financial Accounting Standards Board Codification Topic 718. See Note 7 – Share Capital within the Notes to Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the years ended December 31, 2025 and December 31, 2024, respectively, for a discussion of valuation assumptions for the option awards. Canadian dollar amounts were translated to U.S. dollars using the exchange rate on the date of grant.
(2)	Amount represents contributions to the Company’s 401(k) plan of $5,111 and $60,690, representing the fair value of the date of grant of 66,400 DSUs issued to Mr. Hanneman as a director of the Company on June 4, 2025.
(3)	Amount represents contributions to the Company’s 401(k) plan of $4,983 and $60,582, representing the fair value of the date of grant of 88,298 DSUs issued to Mr. Hanneman as a director of the Company on May 29, 2024.

The total compensation for NEOs increased 9% between 2024 and 2025. Cash compensation for NEOs (salary and bonus) increased 2.7% between 2024 and 2025 primarily as a result of a 2.5% cost of living adjustment to the CEO’s salary. In May 2024 and June 2025, options were granted to each of the CEO and CFO as incentive compensation. The Company’s overall compensation to NEOs has been generally aligned to the progress made on advancing the Livengood Gold Project. The CEO has achieved substantially all performance objectives established by the Board while making progress in the optimization of the Livengood Gold Project. Such optimization, while significantly benefiting the Company and the Livengood Gold Project and positioning it for potential advantage in a rising gold market, does not necessarily translate into share price performance, which tends to be related to current gold prices.

Pay versus Performance

As required by Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive “compensation actually paid” (as defined by SEC rules) and certain financial performance metrics of the Company for the last three fiscal years. In determining the “compensation actually paid” to our named executive officers, we are required to make various adjustments to amounts that have been previously reported in the Summary Compensation Table (“SCT”) in previous years, as the SEC’s valuation methods for this section differ from those required in the SCT. The table below summarizes compensation values both as previously reported in our SCT, as well as the adjusted values required in this section for the 2023, 2024, and 2025 calendar years. The Compensation Committee did not consider the pay versus performance disclosure when making its incentive compensation decisions.

The following table sets for the information concerning the compensation of our principal executive officer, or “PEO”, and the compensation of our other NEO for each of the years ending December 31, 2025, 2024, and 2023, as such compensation relates to our financial performance for each such year. The PEO for each of the years presented within the following tables was Karl L. Hanneman, Chief Executive Officer and Director. The other NEO for each of the years presented was David A. Cross, Chief Financial Officer.

Year	SCT Total for PEO	Compensation Actually Paid to PEO(1)	Average SCT Total for Non- PEO NEO	Average Compensation Actually Paid to Non-PEO NEO(2)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return(3)	Net Loss (Dollars in thousands)
2025	$331,080	$338,090	$61,021	$60,634	$432.56	$4,638
2024	$302,793	$181,332	$57,153	$54,530	$106.98	$3,599
2023	$274,067	$177,331	$58,060	$57,198	$137.21	$3,398

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(1)	The dollar amounts reported for the PEO under “Compensation Actually Paid” represent the amount of “Compensation Actually Paid” to the PEO, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to the PEO during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the adjustments in the table below were made to the PEO’s total compensation for each year to determine the compensation actually paid:

Reconciliation of PEO SCT Total and Compensation Actually Paid	2025	2024	2023
Total Compensation as reported in SCT	$331,080	$302,793	$274,067
Fair value of equity awards granted during year as reported in SCT	(94,910)	(71,128)	(47,075)
Fair value of equity compensation granted in current year – value at end of year-end (options)	56,898	29,190	45,366
Change in fair value from end of prior year to vesting date for awards made in prior years that vested during current year	18,576	15,714	(8,730)
Change in fair value from end of prior year to end of current year for awards made in prior years that were unvested at end of current year	15,572	-	1,824
Fair value of awards forfeited in current year determined at end of prior year	(48,668)	(73,930)	(103,362)
Fair value of all other compensation as reported in SCT	(65,801)	(65,565)	(66,282)
Fair value of other compensation (401k match)	5,111	4,983	4,821
Fair value of equity compensation granted in current year – value at end of year-end (DSUs)	120,232	39,275	76,702
Compensation Actually Paid	$338,090	$181,332	$177,331

(2)	The dollar amounts reported for the NEO under “Compensation Actually Paid’ represent the amount of “Compensation Actually Paid” to the NEO, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to the NEO during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the adjustments in the table below were made to the NEO’s total compensation for each year to determine the compensation actually paid:

Reconciliation of NEO SCT Total and Compensation Actually Paid	2025	2024	2023
Total Compensation as reported in SCT	$61,021	$57,153	$58,060
Fair value of equity awards granted during year as reported in SCT	(9,491)	(7,113)	(4,708)
Fair value of equity compensation granted in current year – value at end of year-end (options)	5,690	2,919	4,537
Change in fair value from end of prior year to vesting date for awards made in prior years that vested during current year	1,857	1,571	(873)
Change in fair value from end of prior year to end of current year for awards made in prior years that were unvested at end of current year	1,557	-	182
Fair value of awards forfeited in current year determined at end of prior year	-	-	-
Compensation Actually Paid	$60,634	$54,530	$57,198

(3)	For purposes of calculating the cumulative total shareholder return, the measurement period is the market close on the last trading day of 2022, through and including the end of the year for which cumulative total shareholder return is being calculated.

Analysis of the Information Presented in the Pay Versus Performance Tables

Because we are not a production stage mining company, we did not have any revenue from continuing operations during the periods presented. Consequently, we have not historically focused on net income (loss) as a performance measure for our executive compensation programs. Our net loss was approximately $3.4 million, $3.6 million, and $4.6 million for the years 2023, 2024, and 2025, respectively. During the same periods, the compensation actually paid for our PEO was $177,331 in 2023, $181,332 in 2024 and increasing primarily due to increased fair value of equity compensation (DSUs) to $338,090 in 2025. Compensation actually paid for our other NEO remained essentially unchanged, going from $57,198 in 2023 to $54,530 in 2024, and then to $60,634 in 2025.

The following graph shows the compensation actually paid to Mr. Hanneman and the amount of compensation actually paid to Mr. Cross during the periods presented and total shareholder return over those periods. Total Shareholder return was negative during 2023 and 2024, and positive during 2025. Mr. Hanneman’s compensation actually paid remained approximately flat in 2023 and 2024, and increased in 2025 primarily due to the increased fair value of equity compensation at the year-end. The amount of compensation actually paid to Mr. Cross remained approximately flat.

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We utilize performance measures to align executive compensation with performance, but those tend not to be financial performance measures, such as total shareholder return. For example, as described in more detail above in the section “Executive Compensation – Compensation Discussion and Analysis,” our named executive officers are eligible to receive short term bonuses which are designed to provide appropriate incentives to our executives to achieve defined annual individual and corporate goals. Additionally, we believe stock options and DSUs, which are an integral part of our executive compensation program, are closely related to the Company’s performance, although not directly tied to total shareholder return, because their value is directly correlated to the market price of our Common Shares and requires that the executive officer continues in our employment over the vesting period. As such, these stock option awards and DSU grants strongly align our executive officers’ interests with those of our shareholders by providing a continuing financial incentive to maximize long-term value for our shareholders and by encouraging our executive officers to continue in our employment for the long-term.

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Outstanding Equity Awards at Fiscal Year-End

The following table sets forth the option-based awards granted to the NEOs that were outstanding as at December 31, 2025 (based on vesting as it existed at December 31, 2025):

Outstanding Equity Awards at 2025 Fiscal Year End
Name	Number of Securities Underlying Unexercised Options # Exercisable	Number of Securities Underlying Unexercised Options # Unexercisable	Option Exercise Price (C$)	Option Grant Date	Option Expiration Date
Karl Hanneman CEO/Director	150,000 150,000 150,000 150,000 100,000 50,000	- - - - 50,000 100,000	0.92 1.31 0.92 0.63 0.94 1.25	May 27, 2020 May 25, 2021 May 24, 2022 May 23, 2023 May 29, 2024 June 4, 2025	May 27, 2026 May 25, 2027 May 24, 2028 May 23, 2029 May 29, 2030 June 4, 2031
David Cross CFO	30,000 15,000 15,000 15,000 10,000 5,000	- - - - 5,000 10,000	0.92 1.31 0.92 0.63 0.94 1.25	May 27, 2020 May 25, 2021 May 24, 2022 May 23, 2023 May 29, 2024 June 4, 2025	May 27, 2026 May 25, 2027 May 24, 2028 May 23, 2029 May 29,2030 June 4, 2031

Except as otherwise noted, the Company has not granted any share-based awards to NEOs, and there are no estimated future payouts under non-equity or equity incentive plan awards. Each option vests one-third upon grant and one-third on each of the first anniversary and the second anniversary of the grant date.

Option Exercises

None of the NEOs exercised option-based awards during the year ended December 31, 2025.

Policies and Practices Related to the Grant of Certain Equity Awards

Stock incentives, including DSU grants and stock options, for our regular annual equity awards are typically approved by the Compensation Committee at a regularly scheduled Compensation Committee meeting that occurs in May or June of each year. These grants are generally made effective on the date of such approval. Stock incentive values to be utilized for such annual awards are determined as of the grant date based upon a 5-day weighted average stock price for the period immediately preceding the Compensation Committee meeting. Those values are then used to determine the number of DSUs to be granted to recipients. The number of stock options to be granted to recipients is determined by the Compensation Committee with exercise prices based on the 5-day weighted average stock price for the period immediately preceding the Compensation Committee meeting. The Compensation Committee does not take material nonpublic information into account when determining the timing and terms of such awards. The Company has not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

During Fiscal Year 2025, the Company did not grant Stock Incentives, or any other stock appreciation rights or stock options (or similar awards), to any Named Executive Officer during any period beginning four business days before and ending one business day after the filing of any Company periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of any Company Form 8-K that disclosed any material non-public information.

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Employment Agreements, Termination and Change of Control Benefits

Karl Hanneman (CEO)

Effective March 12, 2018, Karl Hanneman, the Company’s CEO, entered into an employment agreement with Tower US. Under his employment agreement, Mr. Hanneman is responsible for all duties normally incidental to the position of CEO. On February 9, 2026, the Board, on the recommendation of the Compensation Committee of the Board, approved an increase in the base salary for Mr. Hanneman to $342,538 per year. Mr. Hanneman had previously accepted a voluntary reduction in his base salary in 2018 due to a reduction in the amount of time required to perform the duties of CEO. The salary increase was approved in recognition of an increase in time required for Mr. Hanneman to perform his duties as CEO, from fifty percent (50%) to full time. The increase in salary was effective as of December 1, 2025. Mr. Hanneman continues to be eligible for an annual performance bonus targeted at 100% of his base salary. The employment agreement also provides for standard benefits and contains customary confidentiality and non-competition provisions.

The employment agreement with Mr. Hanneman is for an indefinite term and is an “at will” agreement, which means that either Tower US or Mr. Hanneman may terminate the employment relationship without notice and without payment of any compensation (including voluntary resignation, retirement, or termination with cause) except as otherwise provided. Mr. Hanneman’s employment agreement specifically provides for a severance payment upon termination under certain events. Under the terms of the employment agreement, the Company may terminate Mr. Hanneman’s employment in its sole discretion without cause and for any reason whatsoever, in which event Mr. Hanneman would be entitled to receive an amount equal to his annual base salary plus the portion of annual bonus earned. Under the terms of the employment agreement, upon termination after a Change of Control (as defined below), Mr. Hanneman would be entitled to receive an amount equal to his annual base salary plus the annual performance bonus (at target), immediate vesting of any unvested stock options and continuation of medical benefits for a period of one year.

“Change of Control” means:

(a)	any person or group of affiliated or associated persons acquires more than 50% of the voting power of the Company;

(b)	the consummation of a sale of all or substantially all of the assets of the Company;

(c)	the liquidation or dissolution of the Company;

(d)	a majority of the members of the Board are replaced during any 12-month period by Board members whose nomination or election was not approved by the members of the Board at the beginning of such period (the “Incumbent Board”) (provided that any subsequent members of the Board whose nomination or election was previously approved by the Incumbent Board shall thereafter be also deemed to be a member of the Incumbent Board); or

(e)	the consummation of any merger, consolidation, or reorganization involving the Company in which, immediately after giving effect to such merger, consolidation or reorganization, less than 51% of the total voting power of outstanding stock of the surviving or resulting entity is then “beneficially owned” (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) in the aggregate by the shareholders of the Company immediately prior to such merger, consolidation or reorganization. Notwithstanding the foregoing, in no event shall a Change of Control be deemed to occur in the event of a sale of Company securities or debt as part of a bona fide capital raising transaction or internal corporate reorganization.

David Cross (CFO)

Upon David Cross’s appointment as CFO on May 11, 2015, the Company and Mr. Cross entered into a consulting agreement, pursuant to which Mr. Cross has agreed to act as CFO of the Company. Mr. Cross received an initial grant of 30,000 incentive stock options on June 9, 2015, a subsequent grant of 30,000 incentive stock options on May 27, 2020, and a subsequent grant of 15,000 incentive stock options, on each of May 25, 2021, May 24, 2022, May 23, 2023, May 29, 2024, and June 4, 2025, respectively, and will be granted such further and additional incentive stock options as the Board may from time to time in its sole discretion determine, having regard to Mr. Cross’s position as a senior officer of the Company and his corresponding obligations in respect thereof, and his performance of the stipulated services under the agreement. The agreement does not provide for a fixed term, and is terminable by either the Company or Mr. Cross on 90 days’ notice, provided that the Company may terminate the agreement at any time upon notice if Mr. Cross is guilty of conduct that would, at common law, constitute just cause for summary dismissal of Mr. Cross if he were an employee of the Company, or if he is unwilling or unable to provide the stipulated services, either competently and efficiently or at all, or in the case of Mr. Cross declaring bankruptcy. No severance is payable other than as required by the notice provision (90 days).

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Concurrent with the appointment of Mr. Cross as CFO, the Company entered into a consulting agreement with Cross Davis, a general accounting firm of which Mr. Cross is a partner. Pursuant to such agreement, Cross Davis provides corporate accounting support to the Company in exchange for a monthly fee of C$6,000 per month, plus any applicable provincial sales tax and/or Canadian federal Goods and Services Tax. If the Company requests Cross Davis to provide additional services not specifically set out in the agreement, then the Company will pay for such services at a fee to be agreed. The agreement does not provide for a fixed term and is terminable by either the Company or Cross Davis on 90 days’ notice, provided that the Company may terminate the agreement at any time upon notice if Cross Davis becomes bankrupt, or if it is unwilling or unable to provide the stipulated services, either competently and efficiently or at all. No payment is due upon termination other than as required by the notice provision (90 days).

The following table shows the estimated severance payment payable to the Company’s current NEOs if they were terminated on December 31, 2025 after a Change of Control.

Name	Salary ($)	Bonus ($)	Stock Option Awards	All Other Compensation ($)			Total ($)
Karl Hanneman, CEO	342,538	342,538	-		58,000	(1)		743,076
David Cross, CFO	N/A	N/A	-	C$	18,000	(2)	C$	18,000

(1)	Estimated based on annual salary contribution to the 401(k)-plan subject to the contribution limit as prescribed by the Internal Revenue Service and continuation of medical benefits for a period of twelve months.
(2)	Represents the amount payable assuming the required 3 months’ notice is not given and therefore a payout of 3 months’ consulting fees is required.

Director Compensation

The Board has approved the payment of annual retainer fees to the non-management directors of the Company in recognition of the fact that service as a director in an active resource exploration and development company such as the Company requires a significant commitment of time and effort and the assumption of increasing liability. As part of the Company’s effort to reduce corporate overhead costs beginning in 2018, the annual retainer for non-Paulson and non-management directors was reduced to C$10,000 in 2018. Mr. Hanneman is not entitled to a cash retainer for his services as a director, but does receive DSU grants.

Pursuant to the IRA, the directors who are nominees of Paulson are not entitled to receive any salary or other compensation (including directors’ fees) for their service as directors. Accordingly, Mr. Kim (Chair) received no compensation for serving on the Board.

All directors, other than those nominated by Paulson, are entitled to participate in the Company’s DSU Plan. During Fiscal Year 2025, the Company granted each of the members of the Board (other than directors nominated for election by Paulson) 66,400 DSUs for a total of 332,000 DSUs with a grant date fair value of C$1.25 per DSU, representing C$83,000 per director or C$415,000 in the aggregate. Each DSU vested immediately upon being granted, but the underlying Common Shares are not issuable until the director ceases to serve as a director. For a general description of the terms and conditions of the DSU Plan, see “Securities Authorized for Issuance Under Equity Compensation Plans – DSU Plan – General Description of the DSU Plan” on page 39.

The Company reimburses all directors (including Paulson nominees) for their actual out-of-pocket costs incurred in attending Board and Board committee meetings. In addition, all directors have the benefit of customary directors’ and officers’ liability insurance providing coverage in amounts and terms satisfactory to Paulson. In addition, the Company is required to enter into indemnity agreements with each such director substantially in a form agreed by Paulson.

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Director Compensation Table

The following table discloses all amounts of compensation provided to the Company’s non-management directors for the Company’s most recently completed financial year.

Name	Fees Earned or Paid in Cash ($)	All Other Compensation ($)(1)	Total ($)
Anton Drescher	7,157	60,690	67,847
Stuart Harshaw	7,157	60,690	67,847
Marcelo Kim(2)	-	-	-
Edel Tully	7,157	60,690	67,847
Thomas Weng	7,157	60,690	67,847

(1)	Each director, other than the Paulson nominee, received 66,400 DSUs having a fair value on the date of grant of $60,690.
(2)	As a nominee of Paulson under the IRA, Mr. Kim is not entitled to receive any compensation for acting as a director of the Company.

Director Outstanding Option-Based Awards

There were no option-based awards granted to non-management directors outstanding as at December 31, 2025 (based on vesting as it existed at December 31, 2025). During the year ended December 31, 2025, each of the Company’s non-management directors (other than the Paulson nominee) received a grant of 66,400 DSUs. Each DSU vests immediately and will entitle the holder to receive an equivalent number of Common Shares when the director in question ceases to serve as a director.

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SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table sets forth details of all equity compensation plans of the Company as of December 31, 2025, consisting of the Stock Option Plan and DSU Plan.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (C$)	Number of Securities Remaining Available for Future Issuance Under the Equity Compensation Plans
Equity Compensation Plans Approved by Securityholders	6,931,102	0.83	13,492,213
Equity Compensation Plans Not Approved by Securityholders	-	-	-
Total	6,931,102	0.83	13,492,213

The maximum number of Common Shares issuable pursuant to security-based compensation arrangements (including the Stock Option Plan and the DSU Plan) may not exceed 10% of the Common Shares issued and outstanding from time-to-time. As at December 31, 2025, the maximum aggregate number of Common Shares that could be issued under the Stock Option Plan and the DSU Plan was 20,788,547, representing 10% of the number of issued and outstanding Common Shares on that date (on a non-diluted basis). As at December 31, 2025, the Company had stock options to potentially acquire 3,455,000 Common Shares outstanding under the Stock Option Plan (representing approximately 1.66% of the outstanding Common Shares) and 3,476,102 DSUs outstanding under the DSU Plan (representing approximately 1.67% of the outstanding Common Shares), leaving up to 13,857,445 Common Shares available for future grants under the Stock Option Plan and DSU Plan combined based on the number of outstanding Common Shares as at that date on a non-diluted basis (representing an aggregate of approximately 6.67% of the outstanding Common Shares).

There were no amendments to the terms of any previously granted options or DSUs during the financial year ended December 31, 2025.

Table of Annual Burn Rate

The following table sets forth the annual burn rate of all equity compensation plans of the Company for the last three financial years. The annual burn rate is the number of awards granted each year, expressed as a percentage of the weighted average number of outstanding Common Shares of the Company at the end of each financial year.

	Stock Option Plan			DSU Plan
	2025	2024	2023	2025	2024	2023
Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	240,000	240,000	240,000	332,000	441,490	672,598
Weighted Average Number of Securities Outstanding	207,885,473	199,654,096	195,615,822	207,885,473	199,654,096	195,615,822
Burn Rate	0.12%	0.12%	0.12%	0.16%	0.22%	0.34%

Stock Option Plan

The Stock Option Plan was approved by shareholders of the Company in September 2006 and subsequently re-approved by the shareholders of the Company in November 2007, October 2008, and October 2009. The Stock Option Plan was subsequently amended and approved by shareholders in September 2012 and May 2015 and re-approved by shareholders of the Company in May 2018, May 2021, and May 2024. The Stock Option Plan is a “rolling” plan, which means that the maximum number of Common Shares that may be issued pursuant to the exercise of options granted under the Stock Option Plan is 10% of the number of issued and outstanding Common Shares as at the date of grant. The Stock Option Plan must be re-approved by the shareholders of the Company every three years.

Purpose of the Stock Option Plan

The Stock Option Plan is intended as an incentive to enable the Company to attract and retain qualified directors, officers, employees and consultants of the Company and its affiliates, promote a proprietary interest in the Company and its affiliates among its employees, officers, directors, and consultants, and stimulate the active interest of such persons in the development and financial success of the Company and its affiliates.

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General Description of the Stock Option Plan

The Stock Option Plan is administered by the Compensation Committee. Options are granted by the Board based upon the recommendations of the Compensation Committee. The following is a brief description of the Stock Option Plan, which description is qualified in its entirety by the Stock Option Plan.

1.	Options may be granted to Employees, Officers, Directors, Non-Employee Directors, Management Company Employees, and Consultants (all as defined in the Stock Option Plan) of the Company and its affiliates who are, in the opinion of the Compensation Committee, in a position to contribute to the success of the Company or any of its affiliates or who, by virtue of their service to the Company or any predecessors thereof or to any of its Affiliates, are in the opinion of the Compensation Committee, worthy of special recognition.

2.	The aggregate number of Common Shares that may be made issuable pursuant to options granted under the Stock Option Plan at any particular time, unless otherwise approved by shareholders, may not exceed that number which is equal to 10% of the Common Shares issued and outstanding at such time. For greater certainty, in the event options are exercised, expire, or otherwise terminate, the Company may (subject to such 10% limit) grant an equivalent number of new options under the Stock Option Plan and the Company may (subject to such 10% limit) continue to grant additional options under the Stock Option Plan as its issued capital increases, even after the Stock Option Plan has received regulatory acceptance and shareholder approval.

3.	The number of Common Shares subject to each option will be determined by the Board at the time of grant (based upon the recommendations of the Compensation Committee), provided that the maximum aggregate number of Common Shares issued pursuant to the exercise of options granted to insiders under the Stock Option Plan (together with those Common Shares which may be issued pursuant to any other security-based compensation plan of the Company or any other options for services granted by the Company) within a 12 month period shall not exceed 10% of the issued and outstanding number of Common Shares. Subject to the overall 10% limit described in Item 2 above, and the limitations on options to insiders as set forth above, there is no maximum limit on the number of options which may be granted to any one person.

4.	The exercise price of an option will be set by the Compensation Committee in its discretion, but such price shall be fixed in compliance with the applicable provisions of the TSX Company Manual in force at the time of grant and, in any event, will not be less than the closing price of the Common Shares on the TSX on the day prior to the option grant.

5.	Options may be exercisable for a period of up to ten years from the date of grant. The Stock Option Plan does not contain any specific provisions with respect to the causes of cessation of entitlement of any optionee to exercise his or her option, provided, however, that the Board may, at the time of grant, determine that an option will terminate within a fixed period (which is shorter than the option term) upon the ceasing of the optionee to be an eligible optionee (for whatever reason) or upon the death of the optionee, provided that, in the case of the death of the optionee, an option will be exercisable only within one year from the date of the optionee’s death.

6.	Notwithstanding the expiry date of an option set by the Board, the expiry date will be adjusted, without being subject to the discretion of the Board or the Compensation Committee, to take into account any blackout period imposed on the optionee by the Company. If the expiry date falls during, or within 10 business days after, a blackout period, then the expiry date of such option will, without any further action by the Compensation Committee or the Board, be extended to the close of business on the tenth business day after the end of such blackout period.

7.	The Stock Option Plan does not provide for any specific vesting periods. The Compensation Committee may, at the time of grant of an option, determine when that option will become exercisable and any applicable vesting periods, and may determine that that option will be exercisable in installments.

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8.	On the occurrence of a takeover bid, issuer bid or going private transaction, the Board has the right to accelerate the date on which any option becomes exercisable and may, if permitted by applicable legislation, permit an option to be exercised conditional upon the tendering of the Common Shares thereby issued to such bid and the completion of, and consequent taking up of such Common Shares under, such bid or going private transaction.

9.	Options are non-assignable (except as specifically provided in the Stock Option Plan in the event of the death of the optionee), and may, during his or her lifetime, only be exercised by the optionee.

10.	The exercise price per Common Share under an option may be reduced, at the discretion of the Board (upon the recommendation of the Compensation Committee), if (a) at least six months has elapsed since the later of the date such option was granted and the date the exercise price for such option was last amended and (b) if required by the TSX, shareholder approval (including disinterested shareholder approval) is obtained.

11.	If there is any change in the number of Common Shares outstanding through any declaration of a stock dividend or any consolidation, subdivision or reclassification of the Common Shares, the number of Common Shares available under the Stock Option Plan, the Common Shares subject to any granted stock option and the exercise price thereof will be adjusted proportionately, subject to any approval required by the TSX. If the Company amalgamates, merges, or enters into a plan of arrangement with or into another corporation, and the Company is not the surviving or acquiring corporation, then, on any subsequent exercise of such option, the optionee will receive such securities, property, or cash which the optionee would have received upon such reorganization if the optionee had exercised his or her option immediately prior to the record date.

12.	The Stock Option Plan provides that, subject to the policies, rules and regulations of any lawful authority or regulatory body having jurisdiction over the Company (including the TSX), the Board may, at any time, without further action or approval by the shareholders of the Company, amend the Stock Option Plan or any option granted under the Stock Option Plan (or related stock option agreement) for administrative purposes or in such other respects as it may consider advisable including, without limitation, to:

(a)	ensure that the options granted under the Stock Option Plan will comply with any provisions respecting stock options in tax and other laws in force in any country or jurisdiction of which an optionee to whom an option has been granted may from time to time be resident or a citizen;

(b)	correct any defect or omission or reconcile any inconsistency in the Stock Option Plan, any option or option agreement;

(c)	change the vesting provisions of an option or the Stock Option Plan;

(d)	subject to (m) below, change termination provisions of an option;

(e)	add or modify a cashless exercise feature providing for payment in cash or securities upon the exercise of options;

(f)	ensure compliance with applicable laws or the requirements of the TSX or any regulatory body or stock exchange with jurisdiction over the Company;

(g)	add or change provisions relating to any form of financial assistance provided by the Company to participants under the Stock Option Plan that would facilitate the purchase of securities under the Stock Option Plan;

provided that shareholder approval shall be obtained for any amendment that results in:

(h)	an increase in the Common Shares issuable under options granted pursuant to the Stock Option Plan;

(i)	a change in the persons who qualify as participants eligible to participate under the Stock Option Plan;

(j)	a reduction in the exercise price of an option;

(k)	the cancellation and reissuance of any option;

(l)	the extension of the term of an option;

(m)	a change in the insider participation limit contained in subsection 5.1(b) (see paragraph 3 above);

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(n)	options becoming transferable or assignable other than for the purposes described in section 10; and

(o)	a change in the amendment provisions contained in section 16 (the section which permits the foregoing amendments).

DSU Plan

The DSU Plan was adopted by the Company on April 4, 2017 and subsequently re-approved by the shareholders of the Company in May 2017, May 2020, May 2021, and May 2024. (To synchronize the re-approval schedule for the DSU Plan and the 2006 Incentive Stock Option Plan, an ordinary resolution was placed before and approved by the shareholders at the May 25, 2021 meeting.) The DSU Plan must be re-approved by the shareholders of the Company every three years.

Purpose of the DSU Plan

The purpose of the DSU Plan is to allow the Company to grant DSUs, each of which is equivalent in value to a Common Share, to directors, officers and employees of the Company or a subsidiary of the Company in recognition of their contributions and to provide for an incentive for their continuing relationship with the Company. The granting of such DSUs is intended to promote a greater alignment of the interests of Eligible Persons with the interests of shareholders.

General Description of the DSU Plan

The DSU Plan is administered by the Compensation Committee. The following is a brief description of the DSU Plan, which description is qualified in its entirety by the DSU Plan.

1.	The Compensation Committee, from time to time in its sole discretion, may grant DSUs to Eligible Persons (“Participants”). In respect of each grant of DSUs, the Compensation Committee will determine on the date of any such grant (i) the number of DSUs allocated to the Participant, (ii) whether the Participant will be entitled to elect to receive a cash payment in lieu of Common Shares in respect of such DSUs on the Distribution Date (as defined below) (such DSUs, “Cash Option DSUs”), (iii) any vesting conditions that may be applicable to such grant, and (iv) such other terms and conditions of the DSUs applicable to the grant.

2.	Unless otherwise provided at the time of grant, DSUs will be fully vested upon being granted. One or more accounts (each, an “Account”) will be maintained by the Company in respect of each Participant and will be credited by means of a book-keeping entry with DSU’s granted to such Participant from time to time.

3.	Notwithstanding any other provision of the DSU Plan:

(a)	the maximum number of Common Shares issuable pursuant to outstanding DSUs at any time will be limited to 10% of the aggregate number of issued and outstanding Common Shares, provided that the maximum number of Common Shares issuable pursuant to outstanding DSUs and all other security-based compensation arrangements (which includes the Stock Option Plan), may not exceed 10% of the Common Shares outstanding from time to time;

(b)	the number of Common Shares reserved for issuance to any one Participant under all security-based compensation arrangements may not exceed 5% of the issued and outstanding Common Shares;

(c)	the number of Common Shares issuable to insiders (as defined in the TSX Company Manual), at any time, under all security-based compensation arrangements, may not exceed 10% of the issued and outstanding Common Shares; and

(d)	the number of Common Shares issued to insiders, within any one-year period, under all security-based compensation arrangements, may not exceed 10% of the issued and outstanding Common Shares.

For the purposes of the above limitations, issued and outstanding Common Shares are computed on a non-diluted basis. Any increase in the issued and outstanding Common Shares (whether as a result of the issue of Common Shares pursuant to DSUs or otherwise) will result in an increase in the number of Common Shares that may be issued pursuant to DSUs outstanding at any time and any increase in the number of DSUs granted will, upon the issue of Common Shares pursuant thereto, make new grants available under the DSU Plan. Further, if the acquisition of Common Shares by the Company for cancellation should result in the foregoing tests no longer being met, this will not constitute non-compliance with the above limitations for any grants outstanding prior to such purchase of Common Shares for cancellation. DSUs that are cancelled or terminated will result in the Common Shares that were reserved for issuance thereunder being available for a subsequent grant of DSUs pursuant to the DSU Plan to the extent of any Common Shares issuable thereunder that are not issued under such cancelled or terminated DSUs.

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4.	A Participant who ceases to hold any office as a director, officer or employee of the Company or a subsidiary of the Company, including as a result of disability or death (the date of such cessation, the “Separation Date”), will have the right to receive, subject to adjustment where cash dividends are paid in Common Shares, that number of Common Shares from treasury (“Payment Shares”) equal to the number of DSUs in the Participant’s Account(s) or, in the case of Cash Option DSUs and upon the election of the Participant, a cash payment (a “Cash Payment”) in lieu of Payment Shares in respect of a portion or all of such DSUs, on the date (the “Distribution Date”) that the Participant may elect by written notice delivered to the Chief Financial Officer of the Company on or before November 15 of the calendar year following the calendar year in which the Separation Date occurs; provided however, that in no event will the Distribution Date be earlier than the Separation Date or later than December 1 of the calendar year following the calendar year in which the Separation Date occurs. If the Participant fails to deliver such notice, the Distribution Date will be deemed to be December 1 of the calendar year following the calendar year in which the Separation Date occurs.

5.	A Cash Payment, if applicable, will be equal to (a) the number of DSUs in respect of which the Participant has elected to receive cash in lieu of Payment Shares multiplied by (b) the Fair Market Value (as defined in the DSU Plan) of a Common Share on the Distribution Date.

6.	The Payment Shares and/or, where applicable, the Cash Payment will be issued or paid within ten (10) business days after the Distribution Date. Upon payment in full of the value of all the DSUs in the Participant’s Account(s) by way of Payment Shares and/or a Cash Payment, as the case may be, less any applicable withholding taxes, the DSUs will be cancelled, and no further payments will be made to the Participant under the DSU Plan.

7.	In the event: (a) of any change in the Common Shares through subdivision, consolidation, reclassification, amalgamation, merger or otherwise; (b) that any rights are granted to all or substantially all shareholders to purchase Common Shares at prices substantially below Fair Market Value as of the date of grant (other than the payment of dividends in respect of the Common Shares); or (c) that, as a result of any recapitalization, merger, consolidation or other transaction, the Common Shares are converted into or exchangeable for any other securities or property, the Board may make such adjustments to the DSU Plan, the agreements documenting each grant under the DSU Plan (the “DSU Agreements”) and the DSUs outstanding under the DSU Plan as the Board may, in its discretion, consider appropriate in the circumstances to prevent dilution or enlargement of the rights granted to Participants and/or to provide for the Participants to receive and accept such other securities or property in lieu of Common Shares as the Board in its discretion considers fair and appropriate in the circumstances, and the Participants will be bound by any such determination.

8.	The Board may amend, suspend, or discontinue the DSU Plan or amend any DSU or DSU Agreement at any time without the consent of any Participant, provided that such amendment, suspension, or termination will not adversely alter or impair the rights of any Participant in respect of any DSU previously granted to such Participant under the DSU Plan, except as otherwise permitted under the DSU Plan. In addition, the Board may, by resolution, amend the DSU Plan or any DSU granted under it (together with any related DSU Agreement) without shareholder approval; provided, however, that at any time while the Common Shares are listed for trading on the TSX, the Board will not be entitled to amend the DSU Plan or any DSU granted under it (together with any related DSU Agreement) without shareholder and, if applicable, TSX acceptance: (a) to increase the maximum number of Common Shares issuable pursuant to the DSU Plan; (b) to permit the assignment or transfer of a DSU other than as provided for in the DSU Plan; (c) to add to the categories of persons eligible to participate in the DSU Plan; (d) to remove or amend the limits on issuances to insiders under the DSU Plan; (e) to remove or amend the amendment provisions of the DSU Plan; or (f) in any other circumstances where TSX and shareholder approval is required by the TSX.

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9.	If the Board terminates or suspends the DSU Plan, previously credited DSUs will remain outstanding and in effect in accordance with the terms of the DSU Plan.

10.	Except as required by law, the rights of a Participant under the DSU Plan are not capable of being assigned, transferred, alienated, sold, encumbered, pledged, mortgaged, or charged and are not capable of being subject to attachment or legal process for the payment of any debts or obligations of the Participant.

Outstanding Options and DSUs

Notwithstanding any other provision of the Stock Option Plan or the DSU Plan, the maximum number of Common Shares issuable pursuant to security-based compensation arrangements (including the Stock Option Plan and the DSU Plan) may not exceed 10% of the Common Shares outstanding from time to time.

As at April 8, 2026, the Company had stock options to potentially acquire 2,895,000 Common Shares outstanding under the Stock Option Plan (representing approximately 1.11% of the outstanding Common Shares) and 3,517,605 outstanding DSUs (representing approximately 1.34% of the outstanding Common Shares), leaving up to 19,751,142 Common Shares (representing approximately 7.55% of the outstanding Common Shares) available for future grants under the Stock Option Plan and the DSU Plan as at that date.

INDEBTEDNESS OF DIRECTORS AND SENIOR OFFICERS

No individual who is, or at any time during the last completed financial year was, a director or executive officer of the Company or who is a proposed nominee for election as a director of the Company, or any of their respective associates or affiliates, has been, at any time since January 1, 2025, the beginning of the Company’s last completed financial year, either (a) indebted to the Company or any of its subsidiaries or (b) indebted to an entity where such indebtedness is the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Company or any of its subsidiaries.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

On March 24, 2025, the Company completed a non-brokered private placement pursuant to which the Company issued 8,192,031 Common Shares at a price of approximately $0.48 per share. The private placement was taken up by current institutional shareholders of the Company, including Paulson, the Electrum Fund and Kopernik.

On January 27, 2026, the Company completed an upsized public offering (the “Public Offering”) of 33,672,000 Common Shares, which included 4,392,000 Common Shares issued pursuant to the full exercise by the underwriters of their option to purchase additional Common Shares in connection with the Public Offering. The Public Offering was priced at a price to the public of $2.22 per Common Share, resulting in gross proceeds of approximately $74.8 million to the Company, before deducting underwriting discounts and estimated offering expenses. Concurrent with the closing of the Public Offering, the Company closed a US$40 million private placement (the “Concurrent Private Placement”) of 18,018,018 Common Shares to affiliates of Paulson, a related party of the Company, at the same offering price, resulting in total gross proceeds from the Public Offering and the Concurrent Private Placement to the Company of approximately $114.8 million. On January 29, 2026, affiliates of Paulson subscribed for an additional 1,501,982 Common Shares at the same offering price for additional proceeds of approximately US$3.3 million to the Company, representing a proportional increase to Paulson’s investment to account for the upsize in the Public Offering and exercise of the corresponding underwriters’ option.

Other than as set forth elsewhere in this Proxy Statement, no informed person of the Company, proposed director of the Company, or any associate of affiliate of any informed person or proposed director has had any material interest, direct or indirect, in:

(a)	any transaction since January 1, 2025 (being the commencement of the Company’s last completed financial year); or

(b)	any proposed transaction,

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which materially affected or would materially affect the Company or any of its subsidiaries. As defined in National Instrument 51-102 Continuous Disclosure Obligations of the Canadian Securities Administrators, “informed person” means:

(a)	a director or executive officer of a reporting issuer;

(b)	a director or executive officer of a person or company that is itself an informed person or subsidiary of a reporting issuer;

(c)	any person or company who beneficially owns, directly or indirectly, voting securities of a reporting issuer or who exercises control or direction over voting securities of a reporting issuer or a combination of both carrying more than 10% of the voting rights attached to all outstanding voting securities of the reporting issuer other than voting securities held by the person or company as underwriter in the course of a distribution; and

(d)	a reporting issuer that has purchased, redeemed, or otherwise acquired any of its securities, for so long as it holds any of its securities.

MANAGEMENT CONTRACTS

The management functions of the Company during 2025 were not, to any substantial degree, performed by a person or persons other than the Company’s directors or senior officers.

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PROPOSAL THREE – APPOINTMENT OF AUDITORS

The Audit Committee has recommended that Davidson & Company LLP (“Davidson”) be nominated for appointment, and at the Meeting shareholders will be asked to appoint Davidson, as the Company’s independent auditors for the fiscal year ending December 31, 2026. Davidson are the current independent auditors for the Company and were first appointed as such on May 24, 2017.

Accordingly, unless such authority is withheld, the persons named in the accompanying proxy intend to vote for the appointment of Davidson as auditors of the Company for the financial year ending December 31, 2026, and to authorize the directors to fix the auditors’ remuneration.

Representatives of Davidson are expected to be present at the Meeting, either in person or telephonically, and will have the opportunity to make a statement, if they desire. Also, Davidson will be available to respond to appropriate questions from shareholders.

Independent Auditors Fees

The following table provides amounts billed by Davidson for the fiscal years ended December 31, 2025 and December 31, 2024 for professional services rendered to the Company during the last two fiscal years:

	Audit Fees ($)(1)	Audit-Related Fees ($)(2)	Tax Fees ($)	All Other Fees ($)		Total Fees ($)
Fiscal Year Ended December 31, 2025	35,785	17,177		10,078	(3)	63,040
Fiscal Year Ended December 31, 2024	32,859	17,525	-	5,476	(4)	55,860

(1)	Audit fees represent fees for the audit of the Company’s consolidated annual financial statements and review in connection with regulatory financial filings.
(2)	Audit-related fees represent fees for the review of the Company’s interim financial statements.
(3)	All other fees for Fiscal Year 2025 represent fees for prospectus supplement review and related filings.
(4)	All other fees for Fiscal Year 2024 represent fees related to the December 2, 2024 incentive stock option granted to certain contractors of the Company requiring certain market conditions to be met.

The Audit Committee has established procedures for engagement of an independent registered public accounting firm to perform services other than audit, review, and attest services. To safeguard the independence of the Company’s auditor, for each engagement to perform such non-audit service, (a) the Company and the auditor affirm to the Audit Committee that the proposed non-audit service is not prohibited by applicable laws, rules, or regulations; (b) the Company describes the reasons for hiring the auditor to perform the services; and (c) the auditor affirms to the Audit Committee that it is qualified to perform the services. The Audit Committee has delegated to its Chair its authority to pre-approve such services in limited circumstances, and any such pre-approvals are reported to the Audit Committee at its next regular meeting. All services provided by Davidson in 2025 were permissible under applicable laws, rules and regulations and were pre-approved by the Audit Committee in accordance with its procedures.

Vote Required for Approval

With respect to the appointment of the auditors, the allowable votes are “For” and “Withhold”. “Withhold” votes do not represent “Against” votes. Accordingly, a single vote “For” will be sufficient to elect Davidson, who are proposed by the Company’s Audit Committee for appointment as the Company’s auditors for the fiscal year ending December 31, 2026.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPOINTMENT OF DAVIDSON & COMPANY LLP AS AUDITOR/INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS OF THE COMPANY.

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REPORT OF THE AUDIT COMMITTEE

The information contained in the following Audit Committee Report shall not be deemed “soliciting material” or “filed” with the SEC, nor shall such information be incorporated by reference into a future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent the Company specifically incorporates this Report by reference therein.

Audit Committee Report

The Audit Committee has reviewed and discussed with the Company’s management and Davidson, the Company’s independent auditors for the Fiscal Year 2025, the audited financial statements of the Company for the fiscal year ended December 31, 2025. The Audit Committee has also reviewed and discussed the Company’s compliance with Section 404 of the Sarbanes-Oxley Act of 2002.

The Audit Committee has discussed with Davidson the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. In addition, the Audit Committee has received and reviewed the written disclosures and letter from Davidson required by applicable requirements of the Public Company Accounting Oversight Board regarding Davidson’s communications with the Audit Committee concerning independence and has discussed with Davidson its independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, for filing with the Securities and Exchange Commission.

Submitted by the following members of the Audit Committee:

Anton Drescher, Chair

Stuart Harshaw

Thomas Weng

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PROPOSAL FOUR – ADVISORY VOTE ON COMPENSATION OF THE NAMED EXECUTIVE OFFICERS

In accordance with Section 14A of the Exchange Act, at the Meeting shareholders will be asked to approve the following advisory, non-binding resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby approved.”

The Company is asking shareholders to approve an advisory, non-binding resolution on compensation of its named executive officers as described in the Compensation Discussion and Analysis, the compensation tables and related narrative discussion included in this Proxy Statement. This proposal, commonly known as a “Say on Pay” proposal, gives shareholders the annual opportunity to approve, reject or abstain from voting with respect to the Fiscal Year 2026 executive compensation strategy and the compensation paid to the NEOs. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s NEOs as described in this Proxy Statement.

Although the vote on this proposal is advisory only, the Board and the Compensation Committee will review and consider the voting results when evaluating the Company’s executive compensation program.

Vote Required for Approval

The affirmative vote of a simple majority (50% +1) of the votes eligible to vote at the Meeting and actually voted on Proposal Four is required to approve the matter. The allowable votes with respect to Proposal Four are “For” and “Against.”

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION.

PROPOSAL FIVE - ADVISORY VOTE ON FREQUENCY OF SHAREHOLDERS VOTES ON EXECUTIVE COMPENSATION

The Board has adopted a policy providing for “Say on Pay” advisory votes every year. Additionally, the Board has adopted a policy of asking shareholders to vote on the frequency of “Say on Pay” advisory votes, commonly known as a “Say on Frequency” proposal, every six years. Unless the Board modifies these policies, the next “Say on Pay” advisory vote will be held at the 2026 annual general meeting of shareholders, and the next “Say on Frequency” advisory vote will be held at the 2031 annual general meeting of shareholders.

In accordance with Section 14A of the Exchange Act, at the Meeting, shareholders will be asked to vote on whether future advisory votes on executive compensation should occur every year, every two years or every three years. Shareholders will be able to specify one of four choices for this proposal on the proxy card: every one year, every two years, every three years or abstain. Shareholders are not voting to approve or disapprove the Board’s recommendation. Although this vote on the frequency of future advisory votes on executive compensation is advisory only and non-binding, the Board and the Compensation Committee value the opinion of the Company’s shareholders and will take into account the outcome of the vote when considering the frequency of future “Say on Pay” votes.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR
CONDUCTING FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION
EVERY ONE (1) YEAR.

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OTHER MATTERS

The Board knows of no other matters to be brought before the Meeting. However, if other matters should come before the Meeting each person named in the proxy is entitled to vote such proxy in accordance with his own judgment on such matters.

Shareholder Proposals

Pursuant to the rules of the SEC, shareholder proposals intended to be presented at the 2027 annual general meeting of shareholders and to be included in the Company’s proxy materials for the 2027 annual general meeting of shareholders must be received by the Company at its registered office in Vancouver, British Columbia, by no later than December 26, 2026, which is 120 calendar days before the anniversary of the date the Company’s proxy statement is released to shareholders in connection with the previous year’s annual meeting, if such proposals are to be considered timely and included in the proxy materials. If the next annual general meeting of shareholders is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before the Company begins to print and send its proxy materials. The inclusion of any shareholder proposal in the proxy materials for the 2027 annual general meeting of shareholders will be subject to the applicable rules of the Securities and Exchange Commission.

Proxies for the 2027 annual general meeting of shareholders will confer discretionary authority to vote with respect to all proposals of which the Company does not receive proper notice by 45 days before the date on which the Company first sent its proxy materials for the prior year’s annual general meeting of shareholders. If the date of the meeting has changed more than 30 days from the prior year, then notice must not have been received a reasonable time before the registrant sends its proxy materials for the current year.

The Company’s Articles do not provide a method for a shareholder to submit a proposal for consideration at the 2027 annual general meeting of shareholders. However, the BCBCA, in Division 7 of Part 5, “Shareholder Proposals”, sets forth the procedure by which a person who:

(a)	is a registered owner or beneficial owner of one or more Common Shares; and

(b)	has been a registered owner or beneficial owner of one or more such Common Shares for an uninterrupted period of at least 2 years before the date of the signing of the proposal,

may submit a written notice setting out a matter that the submitter wishes to have considered at the next annual general meeting of shareholders of the Company (a “proposal”). The BCBCA also sets out the requirements for a valid proposal and provides for the rights and obligations of the Company and the submitter upon a valid proposal being made. In general, for a proposal to be valid, it must be supported in writing by the holders of either at least 1% of the issued Common Shares or Common Shares having an aggregate value of CAD2,000, must contain certain information and must be submitted to the registered office of the Company at least three months before the anniversary of the Company’s last annual general meeting of shareholders.

Pursuant to the Company’s Articles, shareholder director nominations must be received by the Company not less than 30 days and not greater than 65 days prior to the date of the 2027 annual general meeting of shareholders, provided, however, that in the event that the 2027 annual meeting of shareholders is to be held on a date that is less than 50 days after the date on which the first public announcement of the date of the annual meeting was made, notice by a nominating shareholder may be made not later than the close of business on the tenth day following the date of such public announcement. Shareholders wishing to include director nominees in the Company’s proxy card for the 2027 annual meeting of shareholders must provide written notice to our Corporate Secretary by April 5, 2027, with all the names of the director nominees for whom such shareholder intends to solicit proxies. The notice must also meet all the requirements set forth in Rule 14a-19(b) under the Exchange Act.

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In order for a shareholder to put forth a director nomination, the shareholder must deliver notice to the Secretary of the Company, which must set forth as to each person whom the shareholder proposes to nominate for election as a director: the name, age, business address and residential address of the person, the present principal occupation, business or employment of the person within the preceding five years, as well as the name and principal business of any company in which such employment is carried on, the citizenship of such person, the class or series and number of shares of the Company which are controlled or which are owned beneficially or of record by the person as of the record date for the meeting of shareholders (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice, and any other information relating to the person that would be required to be disclosed in a dissident’s proxy circular in connection with solicitations of proxies for election of directors pursuant to the BCBCA and other applicable securities laws.

Additionally, the nominating shareholder giving the notice must provide full particulars regarding any proxy, contract, agreement, arrangement or understanding pursuant to which such nominating shareholder has a right to vote or direct the voting of any shares of the Company and any other information relating to such nominating shareholder that would be required to be made in a dissident’s proxy circular in connection with solicitations of proxies for election of directors pursuant to the BCBCA and other applicable securities laws.

Director nominees put forth by shareholders will receive the same consideration and evaluation by the CGNC as those put forth by the Company.

ADDITIONAL INFORMATION

Additional information regarding the Company and its business activities is available on the SEDAR+ website located at www.sedarplus.ca under “Company Profiles – International Tower Hill Mines Ltd.” and the SEC’s internet website at www.sec.gov. The Company’s financial information is provided in the Company’s comparative financial statements and related management discussion and analysis for its most recently completed financial year and may be viewed on the SEDAR+ website and the SEC’s website at the locations noted above. Shareholders of the Company may request copies of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (filed as the Company’s 2025 Annual Report on Form 10-K) and financial statements and related management discussion and analysis for the fiscal year ended December 31, 2025, by contacting the Corporate Secretary of the Company by mail at Suite 1570 – 200 Burrard Street, Vancouver, British Columbia, Canada V6C 3L6.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Debbie Evans

Debbie Evans, Corporate Secretary
Vancouver, British Columbia, Canada
April 8, 2026

Suite 1570 200 Burrard Street Vancouver, BC Canada V6C 3L6

2026 ANNUAL GENERAL MEETING OF SHAREHOLDERS

NOTICE-AND-ACCESS NOTIFICATION TO SHAREHOLDERS

You are receiving this notification because International Tower Hill Mines Ltd. (the “Company”) has decided to use the notice and access model for delivery of meeting materials for its 2026 Annual General Meeting (“Meeting”) to its registered and beneficial shareholders. This Notice and Access Notification regarding the Meeting is prepared under the notice-and-access rules that came into effect on February 11, 2013 under National Instrument 54-101 Communication with Beneficial Owners of Securities of a Reporting Issuer” and equivalent U.S. rules. Under notice and access, shareholders still receive a proxy or voting instruction form enabling them to vote at the Meeting. However, instead of a paper copy of the Notice of Meeting and Proxy Statement/Information Circular (“Proxy Statement”), shareholders receive this notice with information on how they may access such materials electronically. The use of this alternative means of delivery is more environmentally responsible as it will help reduce paper use and also will reduce the cost of printing and mailing materials to shareholders.

MEETING DATE AND LOCATION

Date & Time:	Wednesday, May 27, 2026 at 9:30 a.m. Pacific Daylight Time

Place:	Offices of McCarthy Tetrault LLP
Suite 2400 – 745 Thurlow Street
Vancouver, British Columbia
CANADA

You are strongly encouraged and advised to submit your proxy by the proxy deadline (9:30 a.m. Pacific Daylight Time / 12:30 p.m. Eastern Daylight Time) on Monday, May 25, 2026 rather than attending the meeting. A dedicated phone line (844) 662-0632 or +1 437-703-4646, conference ID 884046163# will be available for shareholders to listen to the meeting.

Only shareholders who own common shares of the Company at the close of business on the record date of April 8, 2026 may vote at the Meeting or any adjournment or postponement of the Meeting.

AT THE MEETING, SHAREHOLDERS WILL BE ASKED TO CONSIDER AND VOTE ON THE FOLLOWING MATTERS:

1.	Fixing Number of Directors: Shareholders will be asked to fix the number of directors of the Company at seven. Information can be found in the “Proposal One - Fixing Number of Directors” section of the Proxy Statement.

2.	Election of Directors: Shareholders will be asked to elect seven directors for the ensuing year. Information can be found in the “Proposal Two - Election of Directors” section of the Proxy Statement.

3.	Appointment of Auditors: Shareholders will be asked to appoint Davidson & Company LLP as the Company’s independent auditors for the fiscal year ending December 31, 2026, and to authorize the Company’s directors to fix their remuneration. Information can be found in the “Proposal Three - Appointment of Auditors” section of the Proxy Statement.

4.	Advisory Vote on Compensation of NEOs: Shareholders will be asked to approve an advisory, non-binding resolution on the compensation of the Company’s named executive officers as described in the Proxy Statement. Information can be found in the “Compensation Discussion and Analysis” and “Proposal Four - Advisory Vote on Compensation of the Named Executive Officers” section of the Proxy Statement.

5.	Advisory Vote on Frequency of Shareholders’ Votes on Executive Compensation: Shareholders will be asked to vote on whether future advisory votes on executive compensation should occur every year, every two years or every three years. Information can be found in the “Proposal Five – Advisory Vote on Frequency of Shareholders’ Votes on Executive Compensation” section of the Proxy Statement.

6.	Other Business: Shareholders may be asked to consider other items of business that may be properly brought before the Meeting. Information respecting the use of discretionary authority to vote on any such other business can be found in the “Proxy Instructions” section of the Proxy Statement.

SHAREHOLDERS ARE REMINDED TO VIEW THE MATERIALS FOR THE MEETING
PRIOR TO VOTING

WEBSITE WHERE MEETING MATERIALS ARE POSTED:

http://www.ithmines.com/investors/agm-materials/

Materials for the Meeting may also be viewed online at www.sedarplus.ca under the Company’s profile.

HOW TO OBTAIN PAPER COPIES OF THE MEETING MATERIALS:

Shareholders may request that paper copies of the materials for the Meeting be sent to them by postal delivery at no cost to them by either calling the Company at 1-855-428-2825 (toll free) or by sending a written request to our offices at the address below:

Suite 200 – 506 Gaffney Road

Fairbanks, Alaska

USA 99701

Attention: Corporate Secretary

Shareholders may also access the materials for the Meeting through the internet by going to the Company’s website at: http://www.ithmines.com/investors/agm-materials/ or by sending an email to RSolie@ithmines.com or DEvans@ithmines.com and requesting a copy be sent to them by e-mail.

Requests may be made up to one (1) year from the date the Proxy Statement was filed on SEDAR, but requests should be received at least five (5) business days in advance of May 25, 2026, being the proxy cut-off date for voting at the Meeting, in order to receive the materials for the Meeting in advance of the proxy cut-off date for the Meeting.

VOTING:

Registered shareholders are asked to return their proxies using one of the following methods at least one (1) business day in advance of May 25, 2026, being the proxy cut-off date for the Meeting:

INTERNET:	www.investorvote.com

TELEPHONE:	1-866-732-VOTE (8683) Toll Free

MAIL:	Computershare Investor Services Inc., Proxy Dept. 320 Bay Street, 14th Floor, Toronto, Ontario, M5H 4A6 CANADA

Non-registered holders are asked to use the Voting Instruction Form provided by Computershare or Broadridge, as applicable, and RETURN IT TO COMPUTERSHARE OR BROADRIDGE, as applicable (not to the Company), or vote through the Internet or by telephone as indicated on the Voting Instruction Form, in each case as soon as practicable to ensure that it is transmitted on time. It must be received by Computershare or Broadridge, as applicable, with sufficient time for them to file a proxy by the proxy deadline of May 25, 2026.

Shareholders with questions about notice-and-access can email the Company at DEvans@ithmines.com.

INTERNATIONAL TOWER HILL MINES LTD.

(the “Company”)

Request for Financial Statements

In accordance with National Instrument 51-102 – Continuous Disclosure Obligations, registered and beneficial shareholders may elect annually to receive a copy of our annual financial statements and corresponding management discussion and analysis (“MD&A”) or interim financial statements and the corresponding MD&A, or both.

If you wish to receive these documents this year, please return this completed form to:

INTERNATIONAL TOWER HILL MINES LTD.

Suite 1570 – 200 Burrard Street

Vancouver, BC V6C 3L6

or fax to (604) 408-7499

You will not automatically receive copies of the financial statement(s) unless this card is completed and returned. Copies of previously issued annual and quarterly financial statements and related MD&A are available to the public on the SEC website at www.sec.gov and on the SEDAR website at www.sedar.com

I HEREBY CERTIFY that I am a registered and/or beneficial holder of the Company, and as such, request that my name be placed on the Company’s Mailing List in respect to its annual and/or interim financial statements and the corresponding MD&A for the current financial year.

Please send me:

☐	Interim Financial Statements with MD&A

☐	Annual Financial Statements with MD&A

PLEASE PRINT

FIRST NAME	LAST NAME

ADDRESS

CITY	PROVINCE/STATE	COUNTRY	POSTAL/ZIP CODE

EMAIL	SIGNATURE OF SHAREHOLDER

DATE

PREFERRED METHOD OF COMMUNICATION: Email: ______or Mail: _____

CUSIP: 46050R102	May 2026

Notes to proxy Proxies submitted must be received by 9:30 AM, Pacific Daylight Time / 12:30 PM, Eastern Daylight Time on Monday May 25, 2026. VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK! To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below. If you vote by telephone or the Internet, DO NOT mail back this proxy. Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management Nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy. • Call the number listed BELOW from a touch tone telephone. • Go to the following web site: www.investorvote.com • Smartphone? Scan the QR code to vote now. INTERNATIONAL TOWER HILL MINES LTD. Form of Proxy - Annual General Meeting to be held on May 27, 2026 0263PA This Form of Proxy is solicited by and on behalf of Management. Fold Fold CONTROL NUMBER 320 Bay Street, 14th Floor Toronto, ON M5H 4A6 www.computershare.com To Vote Using the Telephone To Vote Using the Internet 1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the Management Nominees whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse). 2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated. If you are voting on behalf of a corporation you are required to provide your name and designation of office, e.g., ABC Inc. per John Smith, President. 3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy. 4. If a date is not inserted in the space provided on the reverse of this proxy, it will be deemed to bear the date on which it was mailed to the holder by Management. 5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, and the proxy appoints the Management Nominees listed on the reverse, this proxy will be voted as recommended by Management. 6. The securities represented by this proxy will be voted in favour, or withheld from voting, or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for. If you have specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. 7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting and Management Information Circular or other matters that may properly come before the meeting or any adjournment or postponement thereof, unless prohibited by law. 8. This proxy should be read in conjunction with the accompanying documentation provided by Management. Mr A Sample Designation (if any) Add1 Add2 add3 add4 add5 add6 C1234567890 IND 000001 COMMON CPUQC01.E.INT/000001/i1234 123456789012345 Holder Account Number Security Class 1-866-732-VOTE (8683) Toll Free

I/We being holder(s) of securities of International Tower Hill Mines Ltd. (the “Company”) hereby appoint: Karl Hanneman, the Chief Executive Officer. Appointment of Proxyholder OR Shareholders are strongly encouraged to vote their Common Shares in advance of the Meeting rather than attending in person. Instructions for voting your Common Shares in advance of the Meeting by mail, telephone or through the Internet are detailed in the accompanying Information Circular/Proxy Statement. Shareholders who wish to observe proceedings at the Meeting will be able to join the Meeting by conference call at (844) 662-0632 or +1 437-703-4646, conference ID 884046163#. The only matters addressed at the Meeting will be the formal business of the Meeting described in this Notice. There will not be a follow-up corporate presentation or question period provided by management or the Chair of the Board. VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES. Print the name of the person you are appointing if this person is someone other than the Chairman of the Meeting. as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General Meeting of shareholders of International Tower Hill Mines Ltd. to be held at the offices of McCarthy Tetrault LLP, Suite 2400 – 745 Thurlow Street, Vancouver, British Columbia, on Wednesday, May 27, 2026 at 9:30 AM (Pacific Daylight Time) and at any adjournment or postponement thereof. 01. Andrew Cole For Withhold 04. Stuart Harshaw 07. Thomas Weng 02. Anton Drescher For Withhold 05. Marcelo Kim 03. Karl Hanneman For Withhold 06. Edel Tully 2. Appointment of Auditors Appointment of Davidson & Company LLP as Auditors of the Company for the fiscal year ending December 31, 2026 and authorizing the Directors to fix their remuneration. For Withhold 3. Advisory Vote on Compensation of NEOs To approve the compensation paid to the Company’s NEOs on an advisory non-binding basis. 4. Advisory Vote on Frequency of Shareholder’s Votes on executive compensation. To approve the frequency of shareholder’s votes on executive compensation. For Withhold Against 1 Year 2 Years 3 Years Abstain 1. Election of Directors 390935 AR0 0263QB Fold Fold Signature of Proxyholder I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, and the proxy appoints the Management Nominees, this Proxy will be voted as recommended by Management. If you are voting on behalf of a corporation you are required to provide your name and designation of office, e.g., ABC Inc. per John Smith, President. DD / MM / YY Signature(s) Date Signing Capacity C1234567890 XXX 123 MR SAM SAMPLE ITHQ XXXX 999999999999